As filed with the Securities and Exchange Commission on August 10, 2005

Securities Act of 1933 File No. 33-78960
Investment Company Act of 1940 File No. 811-8510

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 26	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 29

MATTHEWS INTERNATIONAL FUNDS
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:
(415) 788-7553

G. Paul Matthews, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Name and Address of Agent for Service)

Copies To:
Nicole Gerrard, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
San Francisco, CA 94105

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☐	on ____________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ____________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on October 31, 2005 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Matthews Asian Funds

www.matthewsfunds.com
PROSPECTUS October 31, 2005 Matthews India Fund

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Funds. Also, the SEC has not passed upon the adequacy or accuracy of this prospectus. Anyone who informs you otherwise is committing a crime.

CONTENTS

Please read this document carefully before you make any investment decision. If you have any questions, do not hesitate to contact us at 800-789-ASIA [2742] or visit www.matthewsfunds.com. Also, please keep this prospectus with your other account documents for future reference. Please see important information about redemption fees on page 16.	Introduction	1

	Definitions	2

	Investment Objective	3

	Principal Investment Strategy	3

	Principal Risks of Investing in the Fund	4

	Past Performance	5

	Fees and Expenses	5

	General Risks	6

	Fundamental Investment Policies	7

	Management of the Fund	8

	Shareholder Information
	Pricing of Fund Shares	10
	Purchase of Shares	11
	Exchange of Shares	14
	Selling (Redeeming) Shares	14
	Redemption Fees	16
	Other Shareholder Information	17

	General Information	20

	Privacy Statement	21

Introduction

How to Use This Document

This document is called a prospectus. It is intended to explain to you the information that you need to know so that you may make an informed decision as to whether an investment in the Matthews India Fund, a separate series of shares of the Matthews Asian Funds, is right for you. The most important risk to understand is that there is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money.

This prospectus begins with some general information about Matthews India Fund, which is then explained in greater detail further in the document. A second document, called the “Statement of Additional Information,” or “SAI” for short, provides expanded information and much greater detail than the prospectus.

The SAI is available to you free of charge. To receive an SAI, please call 800-789-ASIA [2742], visit the website at www.matthewsfunds.com, or visit the SEC’s website at www.sec.gov and go into the EDGAR database.

I n t r o d u c t i o n    1

Definitions

 The following words have special meaning in this prospectus:

1.	FUND means the Matthews India Fund, a separate series of shares of the Matthews Asian Funds.

2.
FUNDS means the Matthews Asian Funds, a mutual fund family comprised of eight separate series of shares named: Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund, Matthews Asia Pacific Fund and Matthews India Fund.

3.	INDIAN SUBCONTINENT refers to the following countries: Bangladesh, Bhutan, India, Maldives, Nepal, Pakistan and Sri Lanka.

4.
A company is considered to be INDIAN or of THE INDIAN SUBCONTINENT if:
(i) it is organized under the laws of India or one of the countries within the Indian Subcontinent; or
(ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within one of these countries; or
(iii) it has the primary trading markets for its securities in one of these countries; or
(iv) it is a governmental entity, agency, state, province, or municipality of such country.

5.
MATTHEWS or THE ADVISOR means Matthews International Capital Management, LLC, the company that manages the money that you invest in the Fund and provides other administrative and shareholder services to the Fund.

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Matthews India Fund

Investment Objective

Long-term capital appreciation.

Principal Investment Strategy

The Fund, under normal conditions, seeks to achieve its investment objective by investing at least 80% of its net assets in publicly traded common stocks, preferred stocks and convertible securities of companies of India and the other countries of the Indian Subcontinent.

How Matthews chooses investments for the Fund is known as an investment strategy. The principal strategy Matthews generally employs is to identify companies of the Indian Subcontinent that it believes capable of long-term growth. Matthews then invests in a subset of those companies whose securities are currently available to the Fund at a reasonable price. This strategy is generally known as investing in “growth-at-a-reasonable-price.”

Matthews validates its beliefs about investment candidates’ growth prospects via analysis of companies’ fundamental characteristics. Fundamental characteristics of a company include the people who are running the company, the products it makes, the marketing strategy it follows, its corporate governance, and its financial health.

The size of a company, which Matthews measures by its market capitalization (the number of shares outstanding times the market price per share), is not a primary consideration for Matthews when it decides whether to include that company’s securities in the Fund.

In extreme market conditions, Matthews may sell some or all of the Fund’s securities and temporarily invest the Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. If this were to occur, the investment goal of the Fund may not be achieved.

PORTFOLIO MANAGERS:
LEAD MANAGER:
Andrew T. Foster
CO-MANAGER:
Mark W. Headley
Symbol: MINDX

I n v e s t m e n t  O b j e c t i v e    3

Principal Risks of Investing in the Fund

As the Fund’s principal strategy is to invest in companies of the Indian Subcontinent, your investment in the Fund is exposed to many different country-related risks. Such risks include, but are not limited to, the degree of economic development within each country; the political structure of each country; and the stability associated with the local and national governments of each country. Furthermore, the extent and severity of such risks may vary greatly across the various countries of the Indian Subcontinent.

The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in laws or regulations of the countries of the Indian Subcontinent and these countries’ relations with other nations, including military activity. Furthermore, economies of the Indian Subcontinent may also differ from more developed economies in many respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, financial system stability and national balance of payments position.

When the Fund buys or sells securities on stock exchanges of the Indian Subcontinent, the transaction is undertaken in the local currency, rather than U.S. dollars. To execute such transactions, the Fund must purchase or sell a specified amount of the local currency; the price at which it does so will impact the value of your shares in the Fund. Additionally, countries of the Indian Subcontinent may utilize formal or informal currency exchange controls (or “capital controls”). Such controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income; this in turn may undermine the value of the Funds’ holdings, and potentially place the Fund’s assets at risk of total loss. In extreme circumstances, such as instances where a country of the Indian Subcontinent imposes capital controls that severely limit repatriation, the Fund may suspend shareholders’ redemption privileges for an indefinite period.

Each of these factors can cause the stock markets of the Indian Subcontinent to be more volatile. This volatility can cause the price of the Fund’s shares (the net asset value, or “NAV”) to go up or down dramatically. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it.

The Fund is a “non-diversified” investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer compared with that of a diversified fund. An investment in the Fund, therefore, will entail greater risk than an investment in a diversified fund because a higher percentage of investments made among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. Likewise, economic, political, or regulatory developments may have a greater impact on the value of the Fund’s portfolio than would be the case if the portfolio were diversified among more issuers. Investing in regionally-concentrated investment funds may be highly risky, and therefore, not appropriate for all investors.

These and other risks are discussed more fully in this prospectus and in the SAI.

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Matthews India Fund

Past Performance

The Fund is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) imposed on reinvested dividends (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None
Redemption Fee on shares redeemed or exchanged within 90 calendar days of purchase (as a percentage of amount redeemed)	2.00%[1]

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee	0.75%[2]
Distribution (12b-1) Fees	None
Administration and Shareholder Servicing Fees	0.25%[3]
Other Expenses	1.04%[4]
Fee Waiver and Expense Reimbursement	(0.04)%[5]
Total Annual Operating Expenses	2.00%

1 Redemption fees are paid directly to the Fund and are intended to discourage frequent short-term trading and offset transaction costs associated with such trading of Fund shares.

2 Management fees are reduced to 0.70% if assets in the Matthews Asian Funds family are between $2 billion and $5 billion and to 0.65% if such assets are over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% if assets in the Matthews Asian Funds family are between $3 billion and $4 billion. The voluntary waiver increases to 0.03% if assets in the Matthews Asian Funds family are between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

3 Administration and Shareholder Servicing fees are reduced to 0.20% if assets in the Matthews Asian Funds family are between $2 billion and $5 billion and to 0.15% if such assets are over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% if assets in the Matthews Asian Funds family are between $3 billion and $4 billion. The voluntary waiver increases to 0.03% if assets in the Matthews Asian Funds family are between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

4 “Other Expenses” for the Fund are based on estimated amounts for the current fiscal year.

5 The Advisor has agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Operating Expenses to 2%. This waiver and reimbursement arrangement will remain in place until October 31, 2006.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$203	Three Years	$636

P a s t   P e r f o r m a n c e / F e e s  a n d  E x p e n s e s    5

General Risks

All of the countries of the Indian Subcontinent are considered emerging markets. Investing in emerging markets involves even greater risk than investing in more-developed foreign markets because, among other things, emerging markets often have more political and economic instability. In general, the economies of these countries are smaller and less developed than in the United States. Their stock exchanges and brokerage industries do not have the level of government oversight as do those in the United States, and sometimes their governments are less stable. The absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees.

The principal investments of the Fund are common stocks, preferred stocks and convertible securities. The major risk involved with the ownership of common stocks, preferred stocks and convertible securities is that the Fund may lose money if the value of a security declines during the time that the Fund owns it. Securities of the Indian Subcontinent are typically listed on stock exchanges in countries of the Indian Subcontinent, but can also include securities traded in markets outside these countries, including depositary receipts. Although depositary receipts have risks similar to the foregoing, they may also involve higher expenses, they may lack fungibility, they may not pass through voting and other shareholder rights, and they may be less liquid than counterpart securities listed on the exchanges of the Indian Subcontinent.

Also, securities markets of the Indian Subcontinent are substantially smaller, less liquid and more volatile than securities markets in the U.S. Furthermore, the universe of investments in countries of the Indian Subcontinent is substantially smaller than that of the U.S. and thus adequate diversification may be difficult to achieve. Countries of the Indian Subcontinent have different accounting standards, corporate disclosure, governance and regulatory requirements than in the U.S. The Fund may have difficulty enforcing judgments against companies of the Indian Subcontinent or their management.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets generally are more expensive than in the United States.

RISKS ASSOCIATED WITH SMALLER COMPANIES

The Fund may invest in securities of issuers of various sizes, large or small. Smaller companies, or so-called “small-cap” companies, often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market indices in general.

LONG-TERM INVESTING AND VOLATILITY

Dramatic changes (volatility) in the price of an investment can be dangerous because you may have planned or may need to sell your investment at a time when its value has decreased. We recommend an investment in the Fund only as a long-term investment (at least five years and longer) because you will be better able to plan to sell your shares at a time when this volatility will not be as great a factor in your decision process.

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RISKS RELATING TO FREQUENT SHORT-TERM TRADING

The Fund is not intended for excessive or short-term trading (such as market-timing or time zone arbitrage), which may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Fund’s Board of Trustees has adopted policies and procedures to discourage short-term trading by shareholders. However, neither the Fund nor its Advisor can guarantee that frequent short-term trading will not occur. Consequently, such activity poses a risk for your investment in the Fund. See page 16 for a discussion of these policies and procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI which is downloadable on the Matthews Asian Funds website at www.matthewsfunds.com.

The Fund’s portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders. In addition, the Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling 1-800-SEC-0330. Matthews Asian Funds publishes quarterly reports containing the information filed on the Form N-Q, copies of which may be obtained by visiting the Matthews Asian Funds website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742].

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Please read the SAI for a more detailed description of these and other risk factors.

Fundamental Investment Policies

The investment objective of the Fund is fundamental. This means that it cannot be changed without a vote of a majority of the voting securities of the Fund.

The manner in which the Advisor attempts to achieve the Fund’s investment objective is not fundamental and may be changed without shareholder approval. While an investment policy or restriction may be changed by the Fund’s Board of Trustees (which oversees the management of the Fund) without shareholder approval, shareholders will be given 60 days’ advance notice of any material change to this policy.

F u n d a m e n t a l   I n v e s t m e n t   P o l i c i e s     7

Management of the Fund

Matthews International Capital Management, LLC is the investment advisor (the “Advisor”) to the Fund. The Advisor’s address is Four Embarcadero Center, Suite 550, San Francisco, California 94111 and can be reached by telephone toll-free at 800-789-ASIA [2742]. The Advisor was founded in 1991 by G. Paul Matthews, who serves as Chairman and Chief Investment Officer. The Advisor has specialized in managing portfolios of Asian securities since its inception. The Advisor invests the Fund’s assets, manages the Fund’s business affairs, supervises the Fund’s overall day-to-day operations, and provides the personnel needed by the Fund with respect to the Advisor’s responsibilities pursuant to an Investment Advisory Agreement with the Matthews Asian Funds. The Advisor also furnishes the Fund with office space and provides certain administrative, clerical, and shareholder services to the Fund pursuant to an Administration and Shareholder Servicing Agreement with Matthews Asian Funds.

Pursuant to an Investment Advisory Agreement between Matthews Asian Funds and the Advisor, as amended August xx, 2005 to reflect the addition of the Matthews India Fund, the Fund pays the Advisor an annual fee as a percentage of total net assets for advisory services. Under the Advisory Agreement, the Fund pays the Advisor 0.75% of its assets if assets in the Matthews Asian Funds family are from $0 to $2 billion, 0.70% of its assets if assets in Matthews Asian Funds family are between $2 billion and $5 billion, and 0.65% of its assets if assets in the Matthews Asian Funds family are over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% if assets in the Matthews Asian Funds family are between $3 billion and $4 billion. The voluntary waiver increases to 0.03% if assets in the Matthews Asian Funds family are between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent. The Advisor may also voluntarily waive a portion of management fees, and thereby reduce expenses of the funds, from time to time. Such waivers are not required under the investment advisory agreement and may be discontinued without notice.

Pursuant to an Administration and Shareholder Services Agreement between Matthews Asian Funds and the Advisor, as amended on August xx, 2005 to reflect the addition of the Matthews India Fund (the “Services Agreement”), the Fund pays an annual administration and shareholder servicing fee to the Advisor or other service providers, as a percentage of the average daily net assets of the Fund. Under the Services Agreement, the Fund pays 0.25% of its assets if assets in the Matthews Asian Funds family are between $0 and $2 billion, 0.20% of its assets if assets in the Matthews Asian Fund family are between $2 billion and $5 billion, and 0.15% of its assets if assets in the Matthews Asian Fund family are in excess of $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% if assets in the Matthews Asian Funds family are between $3 billion and $4 billion. The voluntary waiver increases to 0.03% if assets in the Matthews Asian Funds family are between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent. Such amounts are compensation for providing certain administrative and shareholder services to current shareholders of the Funds, including: overseeing the Funds’ transfer agent, accounting agent, custodian and administrator; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by the Funds’ third-party administrator for the Trust’s Board meetings; responding to shareholder communications; coordinating shareholder mailings, which includes transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders; providing regular communications and investor education materials to shareholders, which may include communications via electronic means, such as electronic mail; providing certain shareholder services not handled by the Funds’ transfer agent; communicating with investment advisers whose clients own or hold shares of the Funds; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the SAI.

Pursuant to a written agreement between Matthews Asian Funds and the Advisor, the Advisor agrees to waive fees and reimburse expenses to the Fund if the Fund’s expense ratio exceeds a level of 2%. In turn, if the Fund’s expenses fall below 2% within three years after the Advisor has made such a waiver or reimbursement, the Fund may reimburse the Advisor up to an amount not to exceed its expense limitation. This agreement will continue through at least October 31, 2006, and may be extended for an additional year thereafter.

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Portfolio Managers

Andrew T. Foster
Andrew T. Foster is Lead Portfolio Manager of the Matthews India Fund and Director of Research of Matthews International Capital Management, LLC. Mr. Foster is also Co-Portfolio Manager of the Matthews Asian Growth and Income, Asian Technology and Asia Pacific Funds. Mr. Foster originally joined Matthews International Capital Management, LLC, in 1998 as a Research Analyst, and re-joined the firm in 2003 as Director of Research after receiving his M.B.A. from INSEAD in France in 2002. Mr. Foster previously worked as a management consultant with A.T. Kearney’s Financial Institutions Group in Singapore from 1996 to 1998. Mr. Foster holds an A.B. in Public Policy and a secondary degree in Economics from Stanford University.

Mark W. Headley
Mark W. Headley is Chief Executive Officer and President of Matthews International Capital Management, LLC, and is Co-Portfolio Manager of the Matthews India Fund as well as the Matthews Korea, China and Asian Technology Funds. Mr. Headley is also Lead Portfolio Manager of the Matthews Pacific Tiger, Japan and Asia Pacific Funds. In 1995, Mr. Headley joined Matthews International Capital Management, LLC, as Managing Director and senior analyst on the investment team. He has been active in Asian investing since 1989 and was an original member of the team that launched the first SEC-registered open-ended Asia (ex-Japan) fund. Mr. Headley holds a B.A. in Economics and Politics from the University of California, Santa Cruz.

All members of the Advisor’s investment team travel extensively to Asia to conduct research relating to those markets. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

M a n a g e m e n t   o f   t h e   F u n d   9

Shareholder Information

Pricing of Fund Shares

The price at which the Fund’s shares are bought or sold is called the net asset value per share, or “NAV.” The NAV is computed once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day that the exchange is open for trading, generally 4:00 PM Eastern Time. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

The NAV is computed by adding the value of all securities and other assets of the Fund, deducting any liabilities, and dividing by the total number of outstanding shares. The Fund’s expenses are generally accounted for by estimating the total expenses for the year and applying each day’s estimated amount when the NAV calculation is made.

The Fund’s equity securities are valued based on market quotations obtained by outside pricing services or at fair value as determined in good faith by or under the direction of the Board of Trustees when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Advisor’s Pricing Committee, subject to the Funds’ Pricing Policies. The Fund has retained a third-party pricing service that may be utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Fund. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV typically differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies. Foreign currency exchange rates are determined at the close of trading on the NYSE.

Occasionally, events affecting the value of foreign investments occur between the time at which the value is determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of the Fund’s NAV on that day. If events that materially affect the value of the Fund’s foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Fund may be significantly affected on days when shareholders have no access to the Fund. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

Securities in the Fund may be subject to a short-term capital gains tax in India on gains realized upon disposition of securities lots held less than one year. Therefore, the Fund accrues a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on securities of India. The tax liability is amortized over the course of one year, at which time it expires. For a further discussion of taxes, please see page 19.

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Purchase of Shares

The Fund is open for business each day the NYSE is open. You may purchase Fund shares directly from the Fund by mail or by wire without paying any sales charge. The price for each share you buy will be the NAV calculated after your order is received in good order by the Fund. “In good order” means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is received before the close of trading on the NYSE (generally 4:00 PM Eastern Time) on a day the Fund’s NAV is calculated, the price you will pay will be that day’s NAV. If your order is received after the close of the NYSE, the price you will pay will be the next calculated NAV.

Generally, you may purchase shares of the Fund directly through the Fund’s underwriter, a registered broker-dealer, by calling 800-789-ASIA [2742]. Shares of the Fund may also be purchased through various securities brokers and benefit plan administrators or their sub-agents who have arrangements with the Fund. These intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 PM Eastern Time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform transfer agency and shareholder servicing for the Fund may receive fees from the Fund for these services. Brokers and benefit plan administrators who also provide distribution services to the Fund may be paid by the Advisor (out of its own resources) for providing these services. (For further information, please see “Additional Information About Shareholder Servicing” and “Other Compensation to Intermediaries” on page 18.)

The Fund is available only to U.S. citizens and resident aliens. All purchases must be made in U.S. dollars. The Fund does not accept third party checks, temporary (or starter) checks, cash, credit card checks, traveler’s checks, cashier’s checks or money orders. If the Fund receives notice of insufficient funds for a purchase made by check, the purchase will be cancelled and you will be liable for any related losses or fees the Fund or its transfer agent incurs. The Fund may reject any purchase order or stop selling shares of the Fund at any time. Also, the Fund may vary or waive the initial investment and subsequent investment minimums.

Minimum Investments in the Fund

Non-retirement plan accounts

Initial investment:	$2,500
Subsequent investments:	$250

Retirement plan accounts*

Initial investment:	$500
Subsequent investments:	$50

* Retirement plan accounts include IRAs and 401(k) plans. Speak with the Fund’s agents for information about the many retirement plans available.

S h a r e h o l d e r   I n f o r m a t i o n      11

Purchasing Shares

	Opening an account	Adding to an Account
	(Initial Investment)	(Subsequent Investments)
BY MAIL	• Complete and sign application	• Make check payable to:
	• Make check payable to:	Matthews Asian Funds
	Matthews Asian Funds	• Mail check with a statement stub indicating your fund selection(s) to:
• Mail New Account Application and check to:

Regular Mail	Matthews Asian Funds	Matthews Asian Funds
	P.O. Box 9791	P.O. Box 9791
	Providence, RI 02940	Providence, RI 02940

Overnight Mail	Matthews Asian Funds	Matthews Asian Funds
	101 Sabin Street	101 Sabin Street
	Pawtucket, RI 02860-1427	Pawtucket, RI 02860-1427

BY PHONE	• Call 800-789-ASIA [2742] or visit www.matthewsfunds.com for a New Account Application.	• Notify the Fund’s agent by calling 800-789-ASIA [2742].
• Complete and sign the New Account Application
Wire*
	• Send your New Account Application by regular mail or overnight mail to one of the addresses above.	• Then wire funds to:
PNC Bank
ABA #031000053
Credit: Matthews India Fund
	Wire*	Account #8606905986
	• Then wire funds using instructions at right	FBO: [your name and account number]

VIA INTERNET	You cannot currently open a new account over the Internet.	*Note that wire fees are charged by most banks.
• When you open your account, complete the Online Account Access section and attach a voided check.
• After you have received confirmation of your purchase, call 800-789-ASIA [2742] and request a personal identification number (PIN).
• Go to www.matthewsfunds.com and click on Account Access.
• If you are a current shareholder but do not have Online Account Access, please call 800-789-ASIA [2742].

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	Opening an Account	Adding to an Account
	(Initial Investment)	(Subsequent Investments)
VIA AUTOMATIC INVESTMENT PLAN	N/A	• Complete the Automatic Investment Plan section of the application. Be sure to sign the application and include a voided check.
• If you are a current shareholder but have not established this plan, please call 800-789-ASIA [2742].

THROUGH A BROKER OR INTERMEDIARY	Contact your broker or intermediary, who may charge you a fee for their services.	Contact your broker or intermediary, who may charge you a fee for their services.

Individual Retirement Accounts

The Fund offers Individual Retirement Accounts (IRAs). Applications for IRAs may be obtained by calling 800-789-ASIA [2742]. The IRA custodian, PFPC Trust Company, currently charges an annual maintenance fee of $12.00 per fund per account. Note that if you own more than one fund, you will be charged $12.00 for each fund you old in an IRA. If the maintenance fees are not paid in advance, the amount will be automatically deducted from your account(s). The maintenance fee covers the costs of the special tax reporting requirements and additional shareholder mailings that are necessary for retirement accounts.

Types of Individual Retirement Accounts offered by the Fund:

Traditional IRA
A Traditional IRA is an IRA with contributions that may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA
A Spousal IRA is an IRA funded by a working spouse in the name of a non-working spouse.

Roth IRA
A Roth IRA is an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Account
A Coverdell Education Savings Account is a savings account with non-deductible contributions, if used to pay certain educational expenses.

For more complete IRA information and an IRA or Coverdell ESA application please call 800-789-ASIA [2742] to speak with a Fund representative.

S h a r e h o l d e r   I n f o r m a t i o n     13

Internet Purchases

Shareholders with existing accounts held directly at the Fund’s transfer agent may purchase additional shares directly through the Matthews Asian Funds website at www.matthewsfunds.com. To choose this option, complete the Online Account Access section of the New Account Application or make subsequent arrangements in writing. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for Internet transactions.

You may not use Internet transactions for your initial purchase of Fund shares. Internet purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate the Internet purchase option at any time.

Exchange of Shares

You may exchange your shares of the Fund for another Matthews Asian Fund. You may not exchange into Matthews Asian Growth and Income Fund (which closed to new investors as of November 28, 2003) unless you have an existing account in that fund. If a Matthews Asian Fund closes completely to new investors, exchanges into that fund will not be permitted. Note that if you exchange your shares, minimum investment requirements and redemption fees apply. To receive that day’s NAV, any request must be received by the Fund’s agent by the close of the NYSE on any day the NYSE is open. Such exchanges may be made by telephone or the Internet if you have so authorized on your New Account Application. Call 800-789-ASIA [2742] for full details. Because excessive exchanges can harm a fund’s performance, the exchange privilege may be terminated if the Advisor believes it is in the best interest of all shareholders to do so.

Selling (Redeeming) Shares

You may redeem shares on any day the NYSE is open for business. To receive a specific day’s NAV, your request must be received by the Fund’s agent before the close of the NYSE of that day. If your request is received after the close of the NYSE, you will receive the next NAV calculated.

If you are redeeming shares recently purchased by check, we may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days or more after we receive your check.

You may redeem your shares by telephone or Internet; however, in times of extreme market conditions you may have difficulty getting through to the Fund. If the Fund believes that it is in the best interest of all shareholders, it may modify or discontinue telephone and/or Internet transactions without notice.

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Selling (Redeeming) shares
BY MAIL	▪ Send a letter to the Fund at the following address:

Regular Mail:	Matthews Asian Funds P.O. Box 9791 Providence, RI 02940

Overnight Mail:
Matthews Asian Funds
101 Sabin Street
Pawtucket, RI 02860-1427

The letter must include your name and account number, the name of the Fund, and the amount you want to sell in dollars or shares. This letter must be signed by each owner of the account.

For security purposes, a medallion signature guarantee will be required if:
▪  Your written request is for an amount over $100,000; or
▪  The money is to be paid to anyone other than the registered owners; or
▪  The money is to be sent to an address that is different from the registered address or to a bank account other than the account that was preauthorized.

BY PHONE	Call 800-789-ASIA [2742]. When you open your account you will automatically have the ability to exchange and redeem shares by telephone unless you specify otherwise on your New Account Application.

BY WIRE
If you have wiring instructions already established on your account, contact us at
800-789-ASIA [2742] to request a redemption by wire. Please note that the Fund charges $9.00 for wire redemptions, in addition to a wire fee that may be charged by your bank.
Note: When you opened your account you must have provided the wiring instructions for your bank with your application.*

VIA INTERNET
You must have already obtained Online Account Access and a PIN from the Fund’s transfer agent. (See “Adding to an Account: Via Internet” on page 13.)

Go to www.matthewsfunds.com and click on Account Access, then follow the instructions on how to place a redemption.

THROUGH A BROKER OR INTERMEDIARY	Contact your broker or intermediary, who may charge you a fee for their services.

* If your account has already been opened, you may send us a written request to add wiring instructions to your account. Send your request to the addresses above and include a signature guarantee.

S h a r e h o l d e r   I n f o r m a t i o n     15

Procedures to Limit Frequent Short-Term Trading

The Fund’s Board of Trustees has adopted policies and procedures applicable to most purchases, exchanges and redemptions of Fund shares to prevent excessive short-term trading by shareholders (the “market-timing procedures”). Although market-timing can take place in many forms, the Fund generally defines a market-timing account as any account that habitually redeems or exchanges Fund shares within 90 calendar days after purchasing them. The Fund discourages, and does not accommodate, frequent purchases and redemptions of Fund shares by Fund shareholders. While the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. The Fund or its agent will request representations of compliance with the market-timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

Market-timing activity causes a dilution in value of shares held by long-term shareholders. In addition, short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a fund’s portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these funds’ portfolio securities trade and the U.S. markets that generally determine the time as of which NAV is calculated (i.e, time-zone arbitrage). Further, funds that invest in small-cap securities and other types of investments that are not frequently traded, including high-yield bonds, also can be the targets of market timers.

Shareholders whom the Fund believes have violated the market-timing procedures will be promptly notified by the Fund and/or its agent. If a shareholder, in the opinion of the Fund, continues to violate the market-timing policies after being notified by the Fund or its agent, the account(s) of that shareholder will be closed to new purchases or exchanges of Fund shares.

Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to, among other things:

•	Reject a purchase or exchange
•	Delay payment of immediate cash redemption proceeds for up to seven calendar days
•	Revoke a shareholder’s privilege to purchase Fund shares (including exchanges)
•	Limit the amount of any exchange

The restrictions above may not apply to shares held in omnibus accounts for which the Fund does not receive sufficient transactional detail to enforce such restrictions.

Redemption Fees

The Fund will assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Fund and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Fund is not accepting any new accounts from intermediaries that cannot implement the redemption fee. In addition, consistent with new regulations on redemption fees, the Fund is actively discussing a schedule for implementation of the fee with these intermediaries. The redemption fee does not apply to shares purchased through reinvested dividends or capital gains.

If you purchase shares through an intermediary, consult your intermediary to determine how the 90 calendar day holding period will be applied.

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Please note that the redemption fee also applies to exchanges of shares between Matthews Asian Funds.  That is, for purposes of calculating the redemption fee, if you exchange your shares from one Matthews Asian Fund to another within 90 days of purchase, the 2.00% redemption fee will be assessed. In addition, following an exchange, the 90 calendar day holding period begins anew. Occasionally, when accounts are transferred from one intermediary to another, shares may not be properly aged within the new account. If you believe you have been charged a redemption fee in error, please contact your financial intermediary.

Redemption in Kind

Under certain circumstances, you could receive your redemption proceeds as a combination of cash and securities. Receiving securities instead of cash is called “redemption in kind.” Even though the Fund is permitted to do this, the first $250,000 of any redemption must be paid to you in cash. Note that if you receive securities as well, you will incur transaction charges if you sell them.

Signature Guarantees

The Fund requires a medallion signature guarantee on any written redemption request for over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud); the redemption of corporate, partnership, or fiduciary accounts; or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 800-789-ASIA [2742] for information on obtaining a signature guarantee.

Other Shareholder Information

Telephone and Internet Security

The convenience of using telephone and/or Internet transactions may result in decreased security. The Fund employs certain security measures as these transactions are processed. So long as such security procedures are in place, the Fund or its agents will not be responsible for any losses that you incur because of a fraudulent telephone or Internet transaction.

Minimum Size of an Account

The Fund reserves the right to redeem small accounts (excluding IRAs) that fall below $2,500 due to redemption activity. If this happens to your account, you may receive a letter from the Fund giving you the option of investing more money into your account or closing it. Accounts that fall below $2,500 due to market volatility will not be affected.

S h a r e h o l d e r   I n f o r m a t i o n     17

Additional Information About Shareholder Servicing

The operating expenses of the Fund include the cost of maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related servicing generally known as “sub-transfer agency” or “shareholder servicing.” For shareholders who open accounts directly, PFPC Inc. (“PFPC”) performs these services as part of the various services it provides to the Fund under an agreement between the Fund and PFPC. For shareholders who purchase shares through a broker or other financial intermediary, some or all of these services may be performed by that intermediary. For performing these services, the intermediary seeks compensation from the Fund and the Advisor. In some cases, the services for which compensation is sought are bundled with services not related to shareholder servicing, which may include distribution fees. The Advisor and the Board of Trustees have made a reasonable allocation of the portion of the fees paid to intermediaries that pay for distribution services, and the Advisor pays those fees out of its own resources.

Other Compensation to Intermediaries

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on the sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Distributions

The Fund generally distributes its net investment income annually in December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. All such distributions are reinvested automatically in additional shares at the current NAV, unless you elect to receive them in cash. If you hold the shares directly with the Fund, the manner in which you receive distributions may be changed at any time by writing to the Fund.

Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year will be reinvested in your account.

Distributions are treated the same for tax purposes whether received in cash or reinvested. If you buy shares when the Fund has realized but not yet distributed ordinary income or capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.

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Taxes

This section only summarizes some federal income tax considerations that may affect your investment in the Fund. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation. An investment in the Fund has certain tax consequences, depending on the type of account that you have. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment. Distributions declared in October, November, or December and paid the following January are taxable as if they were paid on December 31.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities, payable prior to repatriation sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to 8 years to offset future gains. Please refer to the Pricing of Fund Shares section for information on how treatment of this tax affects the Fund’s daily NAV.

The exchange of the Fund for another fund in the Matthews Asian Funds family is a “taxable event,” which means that if you have a gain, you may be obligated to pay tax on it.

If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

Part of a distribution may include realized capital gains, which may be taxed at different rates depending on how long the Fund has held specific securities.

Make sure you have an accurate Social Security number or taxpayer identification number on file with the Fund. If you do not, you may be subject to backup withholding on your distributions.

Speak with your tax advisor concerning state and local tax laws, which may produce different consequences from those under federal income tax laws.

S h a r e h o l d e r   I n f o r m a t i o n     19

General Information

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the New Account Application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement on page 21.

Shareholder Reports

You will receive an annual report (audited by independent accountants), a semi-annual report and two quarterly reports from the Fund. These reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its reporting period. To save costs, if you have two or more accounts with the same registration, only one report per period will be sent to you.

Statement of Additional Information (SAI)

The SAI, which is incorporated into this prospectus by reference and dated October 31, 2005, is available to you without charge. It contains more detailed information about the Fund.

How to Obtain Additional Information

CONTACTING MATTHEWS ASIAN FUNDS:
You can obtain free copies of the above-mentioned reports and the SAI by visiting the Matthews Asian Funds website at www.matthewsfunds.com. To request additional information or to speak to a representative of the Fund, contact us at:

                     Matthews Asian Funds
                     P.O. Box 9791
                     Providence, RI 02940
                     800-789-ASIA [2742]

OBTAINING INFORMATION FROM THE SEC:
You can visit the SEC’s website at www.sec.gov to view the SAI and other information. You can also view and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. Also, you can obtain copies of this information by sending your request and duplication fee to: SEC Public Reference Room, Washington, D.C. 20549-0102. To find out more about the Public Reference Room, call the SEC at 202-942-8090. You may also e-mail the SEC at publicinfo@sec.gov to obtain additional information about the Fund.

If you wish to know more about the Fund or Matthews Asian Funds, you will find additional information in the documents indicated above.

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Privacy Statement

Matthews Asian Funds will never sell or share your personal information with other companies. While it is necessary for us to collect certain non-public personal information about you when you open an account (such as your address and Social Security number), we protect this information and use it only for communication purposes or to assist us in providing the information and services necessary to address your financial needs. We respect your privacy and are committed to ensuring that it is maintained.

As permitted by law, it is sometimes necessary for us to share your information with companies that perform administrative or marketing services on our behalf, such as transfer agents and/or mail facilities that assist us in shareholder servicing or distribution of investor materials. These companies will use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your personal information.

When using Matthews Asian Funds’ Online Account Access, you will be required to provide personal information to gain access to your account. For your protection the login screen resides on a secure server.

P r i v a c y  S t a t e m e n t   21

BOARD OF TRUSTEES Independent Trustees: Richard K. Lyons, Chairman Robert K. Connolly Toshi Shibano Interested Trustees: David FitzWilliam-Lay

OFFICERS G. Paul Matthews Mark W. Headley Rodney D. Yee Manoj K. Pombra John P. McGowan Andrew T. Foster Shai Malka

INVESTMENT ADVISOR Matthews International Capital Management, LLC Four Embarcadero Center, Suite 550 San Francisco, CA 94111 800-789-ASIA [2742]

UNDERWRITER PFPC Distributors, Inc. 760 Moore Road King of Prussia, PA 19406

ACCOUNT SERVICES PFPC Inc. P.O. Box 9791 Providence, RI 02940 800-789-ASIA [2742]

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286

LEGAL COUNSEL Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

For additional information about the Matthews India Fund or Matthews Asian Funds:

www.matthewsfunds.com

800-789-ASIA [2742]

Four Embarcadero Center, Suite 550 San Francisco, CA 94111

Investment Company Act File Number: 811-08510

Distributed by PFPC Distributors, Inc.

Matthews Asian Funds www.matthewsfunds.com

Four Embarcadero Center, Suite 550 San Francisco, CA 94111

PROSP/I-1005-xxM-FST	800-789-ASIA [2742]

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.

MATTHEWS INTERNATIONAL FUNDS
(d/b/a MATTHEWS ASIAN FUNDS)

WWW.MATTHEWSFUNDS.COM

 MATTHEWS INDIA FUND

STATEMENT OF ADDITIONAL INFORMATION

October 31, 2005

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the current Prospectus of Matthews India Fund (the “Fund”) dated October 31, 2005. You can obtain a free copy of the current Prospectus on our website at WWW.MATTHEWSFUNDS.COM or by contacting the following companies at the addresses and telephone numbers listed below. Because the Fund is new, it does not have an annual report.

Underwriter:
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
(800) 892-0382

Investment Advisor:
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(800) 789-ASIA [2742]

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its Underwriter. The Prospectus does not constitute an offering by the Fund or by the Underwriter in any jurisdiction in which such offering may not lawfully be made.

Matthews India Fund

Matthews India Fund

Fund History

Matthews International Funds (d/b/a Matthews Asian Funds) (the “Trust”), Four Embarcadero Center, Suite 550, San Francisco, California 94111, is a family of mutual funds currently offering eight separate series of shares named:

Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund, Matthews Asia Pacific Fund, and Matthews India Fund (the “Fund).

The Trust was organized as a Delaware business trust on April 13, 1994 and commenced operations on September 12, 1994. It has never been engaged in any other business.

The Fund was established as a new series of the Trust on August xx, 2005 and is hereinafter described throughout this SAI.

Description of the Fund

Please read the following information together with the information contained in the Matthews India Fund Prospectus concerning the investment strategies, risks and policies of the Fund. The information in this SAI supplements the information in the Prospectus.

Classification

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is “non-diversified,” which means that it may invest a larger portion of its assets in the securities of a single issuer compared with that of a diversified fund.

The Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund’s earnings are distributed in accordance with the Code. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

Investment Process

Matthews International Capital Management, LLC (“Matthews” or the “Advisor”) serves as the investment advisor to the Fund. Although the Advisor uses a multi-factor research approach when selecting investments for the Fund, primary emphasis is placed on individual stock selection (“bottom up”) using a “Growth at a Reasonable Price” process (“GARP”). Other factors include evaluation of each country’s political stability, prospects for economic growth (inflation, interest direction, trade balance and currency strength), identification of long-term trends that might create investment opportunities, the status of the purchasing power of the people and population, and composition of the work force. In reviewing potential companies in which to invest, the Advisor considers the company’s quality of management, plans for long-term growth, competitive position in the industry, future expansion plans and growth prospects, valuations compared with industry average, earnings track record, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, capital resources, governmental regulation, financial leverage, and other factors. In addition, the Advisor will visit countries and companies in person to derive firsthand information for further evaluation. After evaluation of all factors, the Advisor attempts to identify those companies in such countries and industries that are best positioned and managed to take advantage of the varying economic and political factors.

Matthews India Fund

The Fund may invest in securities of issuers of various sizes, large or small. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

Many of the debt and convertible securities in which the Fund invests are unrated by any rating agency and, therefore, there is no objective standard against which the Advisor may evaluate such securities. The Advisor seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions. In selecting debt and convertible securities for the Fund, the Advisor may assess the following factors, among others:

•	potential for capital appreciation;
•	price of security relative to price of underlying stock, if a convertible security;
•	yield of security relative to yield of other fixed-income securities;
•	interest or dividend income;
•	call and/or put features;
•	creditworthiness;
•	price of security relative to price of other comparable securities
•	size of issue;
•	currency of issue; and
•	impact of security on diversification of the portfolios.

The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (“ADRs”) and European Depository Receipts (“EDRs”). Generally, ADRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which may be converted into an underlying foreign security. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or correspondent bank. ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. The Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

International Depository Receipts (“IDRs”), also known as Global Depository Receipts (“GDRs”) are similar to ADRs except that they are bearer securities for investors or traders outside the U.S., and for companies wishing to raise equity capital in securities markets outside the U.S. Most IDRs have been used to represent shares although it is possible to use them for bonds, commercial paper and certificates of deposit. IDRs can be convertible to ADRs in New York making them particularly useful for arbitrage between the markets.

Matthews India Fund

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices.

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund, under normal conditions, seeks to achieve its investment objective by investing at least 80% of its net assets in publicly traded common stocks, preferred stocks and convertible securities of companies of India and the other countries of the Indian Subcontinent.

Investments by Foreign Institutional Investors

Foreign investment in the securities of issuers in countries of the Indian Subcontinent is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India, (the “Guidelines”) published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division. FIIs have to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. The Trust is a registered FII and the inclusion of the Fund in the Trust’s registration is pending approval by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of any one company. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. See “Exchange Controls and the Ability to Repatriate Investments” and also “Unique Foreign Tax Issues.”

In Pakistan, the Fund may invest in the shares of issuers listed on any of the stock exchanges in the country provided that the purchase price as certified by a local stock exchange broker is paid in foreign exchange transferred into Pakistan through a commercial bank and, in the case of an off-exchange sale of listed shares, that the sale price is not less than the price quoted on any of the local stock exchanges on the date of the sale. In addition, the issuer’s shares held by the Fund must be registered with the State Bank of Pakistan for purposes of repatriation of income, gains and initial capital. If local procedures are complied with, income, gains and initial capital are freely repatriable after payment of any applicable Pakistani withholding taxes. In Sri Lanka, the Portfolio may invest in the shares of exchange-listed issuers, subject to certain limitations for specific sectors of the economy.

There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent the Fund invests in other countries.

Matthews India Fund

Political, Economic, Social and Religious Factors

The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in the laws or regulations of India and other countries of the Indian Subcontinent and the status of India’s and/or such other countries’ relations with other countries. In addition, the economy of countries of the Indian Subcontinent may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the economies of the countries of the Indian Subcontinent than in the United States, and the economies of the countries of the Indian Subcontinent therefore are more susceptible to adverse changes in weather.

In India and other countries of the Indian Subcontinent, the government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in these countries is substantial. Accordingly, government actions in these countries in the future could have a significant effect on the economy of these countries, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund’s investments.

Foreign Currency Fluctuations

The Fund’s assets will be invested principally in securities of issuers of the Indian Subcontinent and substantially all of the income received by the Fund will be denominated in Indian rupees or other currencies of the countries of the Indian Subcontinent. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate on that date. Therefore, if the value of the Indian rupee or such other currency falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Indian rupees or such other currency to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

Exchange Controls and the Ability to Repatriate Investments

The ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Fund to repatriate its income and capital. Such a condition may prompt the Board of Trustees to temporarily suspend redemptions. If for any reason the Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code.

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Smaller, Less Liquid and More Volatile Securities Markets

There are 23 recognized stock exchanges in India, including the Over the Counter Exchange of India. Most stock exchanges are governed by regulatory boards. The Stock Exchange, Mumbai, which we refer to as the “BSE,” and the National Stock Exchange of India Limited, which we refer to as the “NSE,” have nationwide trading terminals and, taken together, are the principal Indian stock exchanges in terms of the number of listed companies, market capitalization and trading volume. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, the BSE and NSE may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Indian stock exchanges, including the BSE and the NSE, have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. Recently, there have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Fund may invest.

Different Corporate Disclosure, Governance and Regulatory Requirements

In addition to their smaller size, lesser liquidity and greater volatility, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers of the Indian Subcontinent are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.

Matthews India Fund

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights may differ from those that may apply in other jurisdictions. Shareholders’ rights under the laws of the countries of the Indian Subcontinent may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a shareholder of an Indian company in which it invests than it would as a shareholder of a comparable American company.

Convertible Securities

The Fund may purchase convertible securities. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. In addition, the owner of convertible securities often receives interest or dividends until the security is converted. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Other Investment Strategies and Risks

Below are explanations and the associated risks of certain unique securities and investment techniques. Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objectives will be attained. Again, we remind you that generally speaking, the Fund’s investment strategy is to invest the shareholders’ money in equity securities consistent with the Fund’s investment goal.

Risks Associated with Euroconvertible Securities

Convertible securities in which the Fund invests may not be rated by any rating agency and, therefore, there is no objective standard against which the Advisor may evaluate such securities. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk.

Matthews India Fund

The theoretical value of convertible securities varies with a number of factors including the value and volatility of the underlying stock, the level and volatility of the interest rates, the passage of time, dividend policy, and other variables. Euroconvertible securities, specifically, are also influenced by the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency. While the volatility of convertible fixed income securities will typically be less than that of the underlying securities, the volatility of warrants will typically be greater than that of the underlying securities.

Risks Associated with Foreign Currency

The U.S. dollar market value of the Fund’s investments and of dividends and interest earned by the Fund may be significantly affected by changes in currency exchange rates. The value of Fund assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Although the Fund may attempt to manage currency exchange rate risks, there is no assurance that the Fund will do so at an appropriate time or that it will be able to predict exchange rates accurately. For example, if the Fund increases its exposure to a currency and that currency’s price subsequently falls, such currency management may result in increased losses to the Fund. Similarly, if the Fund decreases its exposure to a currency and the currency’s price rises, the Fund will lose the opportunity to participate in the currency’s appreciation. Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect the Fund. Foreign investments, which are not U.S. dollar-denominated, may require the Fund to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars. Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. In addition, foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors.

Risks Associated with Securities Rated Below Investment Grade

The Fund may invest in securities rated below investment grade (securities rated Baa or below by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or below by Standard & Poor’s Corporation (“S&P”) or, if unrated, are comparable in quality). Securities rated BBB by S&P or Baa by Moody’s are considered to have speculative characteristics. Debt securities rated below investment grade, commonly referred to as “junk bonds”, are considered to be of poor standing and have speculative characteristics that result in a greater risk of loss of principal and interest. There can be no assurance that the Fund would be protected from widespread bond defaults brought about by a sustained economic downturn or other market and interest rate changes.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity (liquidity refers to the ease or difficulty which the Fund could sell a security at its perceived value) of lower-rated securities held by the Fund, especially in a thinly traded foreign market.

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To the extent that an established secondary market does not exist and a particular lower-rated debt security is thinly-traded, that security’s fair value may be difficult to determine because of the absence of reliable objective data. As a result, the Fund’s valuation of the security and the price it could obtain upon its disposition could differ. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly-traded market.

The credit ratings of S&P and Moody’s are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. These ratings are provided as an Appendix to this SAI. Also, credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Advisor may perform its own analysis of issuers in selecting investments for the Fund. The Advisor’s analysis of issuers may include, among other things, historic and current financial condition and current and anticipated cash flows.

Additional Investment Strategies

The following strategies and specific type of investments are not the principal investment strategies of the Fund, but are reserved by the Advisor for its use in the event that the Advisor deems it appropriate to do so to achieve the Fund’s fundamental goals.

1. Loans of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers and financial institutions. In return, the broker-dealers and financial institutions pay the Fund money to borrow these securities. The Fund may lend portfolio securities, provided that:

(1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by the Fund will not at any time exceed 33% of the total assets of the Fund.

Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Fund will only enter into portfolio loans after a review by the Advisor, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will receive proceeds from the investment of the collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Advisor to be creditworthy, and when, in the judgment of the Advisor, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, the Fund will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by the Advisor.

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Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower fail financially.

2. Repurchase Agreements

The Fund may purchase repurchase agreements to earn income. The Fund may also enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Board of Trustees. The repurchase price under the repurchase agreements equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered to be collateralized loans by the Fund under the 1940 Act.

Any collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. The Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days. The Fund must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

The financial institutions with which the Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Advisor. The Advisor will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

The Fund may invest in repurchase agreements with foreign parties, or in a repurchase agreement based on securities denominated in foreign currencies. Legal structures in foreign countries, including bankruptcy laws, may offer less protection to investors such as the Fund, and foreign repurchase agreements generally involve greater risks than a repurchase agreement in the United States.

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements to raise cash on a short-term basis. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund’s agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account of cash, U.S. government securities or other liquid, high-grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

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4. Securities of Other Investment Companies

The Fund may invest in the securities of other investment companies and currently intend to limit their investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of any of the individual Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

As a shareholder of another investment company, the Fund would bear along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

5. Illiquid Securities

Illiquid securities are securities that cannot be disposed of at the market price within seven days of wanting to do so. The Board of Trustees has delegated the function of making day-to-day determinations of whether a security is liquid or not to the Advisor, pursuant to guidelines established by the Board of Trustees and subject to its quarterly review. The Advisor will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees.

The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may therefore not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and that can be expected to be sold immediately. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent estimate of its fair value. Generally, less public information is available with respect to the issuers of these securities than with respect to companies whose securities are traded on an exchange. Securities which are not readily marketable are more likely to be issued by start-up, small or family businesses and therefore subject to greater economic, business and market risks than the listed securities of more well established companies.

6. Rule 144A Securities (Restricted Securities)

Securities which are not registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), are only traded among institutional investors. These securities are sometimes called “Restricted Securities” because they are restricted from being sold to the general public because they are not registered with the SEC.

Some of these securities are also illiquid because they cannot be sold at market price within seven days of wanting to do so. The Fund will limit its investments in securities of issuers which are restricted from selling to the public without registration under the 1933 Act to 15% of the total assets. This 15% does not include any restricted securities that have been determined to be liquid by the Fund’s Board of Trustees.

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7. Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed-delivery basis. The Fund will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund’s average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain in a segregated account: cash, U.S. government securities or other high-grade liquid debt obligations having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if the Advisor deems it appropriate to do so.

8. Fixed-Income Securities

All fixed-income securities are subject to two primary types of risks: credit risk (will the borrower be able to pay back the money) and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries.

9. Short-Selling

In markets where it is permitted to do so, the Fund may make short sales. A short sale occurs when the Fund borrows stock (usually from a broker) and promises to give it back at some date in the future. If the market price of that stock goes down, the Fund buys the stock at a lower price so that it can pay back the broker for the stock borrowed. The difference between the price of the stock when borrowed, and when later purchased, is a profit. The profit is reduced by a fee paid to the broker for borrowing the stock.

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The Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaced the borrowed security. The amount of any loss will be increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund’s net assets. The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale.

This segregated account will be marked-to-market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker as collateral be less than the market value of the securities at the time they were sold short.

10. Interest Rate Futures Contracts

The Fund may enter into contracts for the future delivery of fixed-income securities commonly referred to as “interest rate futures contracts.” These futures contracts will be used only as a hedge against anticipated interest rate changes. The Fund will not enter into an interest rate futures contract if immediately thereafter more than 5% of the value of the Fund’s total assets will be committed to margin. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements.

11. Futures Transactions

The Fund may engage in futures transactions for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions. The Fund may invest in futures transactions for hedging purposes or to maintain liquidity. The Fund may not purchase or sell a futures contract, however, unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 10% or less of its total assets.

At maturity, a futures contract obligates the Fund to take or make delivery of certain securities or the cash value of a securities index. The Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

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The Fund may engage in futures transactions on U.S. or foreign exchanges or boards of trade. In the U.S., futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”), a U.S. government agency.

The Fund may enter into such futures transactions to protect against the adverse effects of fluctuations in security prices, or interest rates, without actually buying or selling the securities underlying the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.

With respect to options on futures contracts, when the Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and that have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the market is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with the Fund’s position in a futures contract or option thereon, the Fund will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

a. Restrictions on the Use of Futures Contracts
The Fund may enter into futures contracts provided that such obligations represent no more than 20% of the Fund’s net assets. Under the Commodity Exchange Act, the Fund may invest in futures contracts or options on future contracts (a) for bona fide hedging purposes within the meaning of regulations of such Act, or (b) for other than bona fide hedging purposes if (1) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund’s net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%; or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of the Fund’s portfolio. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts.

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b. Risk Factors of Futures Transactions
The primary risks associated with the use of futures contracts and options (commonly referred to as “derivatives”) are: (i) imperfect correlation between the change in market value of the securities held by the Fund and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) the Advisor’s ability to predict correctly the direction of security prices, interest rates and other economic factors.

12. Foreign Currency Transactions

The Fund may engage in foreign currency transactions in connection with its investment in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. A forward contract generally has no deposit requirement, and because forward currency contracts are usually entered into on a principal basis, no fees or commissions are charged at any stage for trades. However, dealers do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The Fund may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Advisor believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (“cross-hedge”). The precise matching of forward currency contracts amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. The Fund may also enter into forward contracts to sell foreign currency with respect to portfolio positions denominated or quoted in that currency.

Matthews India Fund

When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The Fund will segregate liquid assets that will be marked-to-market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency, or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked-to-market daily.

The Fund may also use options and futures on foreign currencies, in addition to forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. While hedging may limit the detriment when a currency moves against the Fund’s favor, the Advisor’s ability to anticipate changes in the price of foreign currencies is not always accurate, so the hedge may limit the full benefit of a currency move in the Fund’s favor. Such hedges do not protect against price movements in the securities that are attributable to other causes.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Matthews India Fund

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay fees, taxes and charges associated with such delivery assessed in the issuing country.

13. Options

The Fund may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, stock indices, or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

a.  Writing Call Options
The Fund may write covered call options from time to time on portions of its portfolios, without limit, as the Advisor determines is appropriate in pursuing the Fund’s investment goals. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

The Fund will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations, in such amount held in a segregated account by its custodian) upon conversion or exchange of other securities held by it.

For a call option on an index, the option is covered if the Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written. Here the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets such as cash, U.S. government securities and other high-grade debt obligations in a segregated account with its custodian.

The Fund’s obligation under a covered call option is terminated upon the expiration of the option or upon entering a closing purchase transaction. In a closing purchase transaction, the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Matthews India Fund

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

b. Writing Put Options
The Fund may write put options. The Fund will write put options only if they are “secured” at all times by liquid assets of cash or U.S. government securities maintained in a segregated account by the Fund’s custodian in an amount not less than the exercise price of the option at all times during the option period. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund’s portfolio at a price lower than the current market price of the security. With regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

c. Purchasing Call Options
The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 10% of the Fund’s total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with such transactions.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Matthews India Fund

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

d. Purchasing Put Options
The Fund may invest up to 10% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put option on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create a short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The Fund may sell a put option that it had previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Matthews India Fund

Fund’s Policies

The policies set forth below are fundamental and may not be changed as to the Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. A majority of the outstanding voting securities of the Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Fund and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund’s total assets will not be considered a violation.

Except as otherwise set forth herein and in the Prospectus, the Fund may not:

1. Issue senior securities;

2. Borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowing will be done from a bank and asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund’s total net assets;

3. Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act;

4. Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

5. Purchase or sell real estate, real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;

6. Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

7. Change its diversification status under the 1940 Act;

8. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;

Matthews India Fund

9. Make investments in securities for the purpose of exercising control; or

10. Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

Temporary Defensive Position

The Advisor intends to be fully invested in the markets appropriate to the Fund’s investment objectives as is practicable, in light of economic and market conditions and the Fund’s cash needs. When, in the opinion of the Advisor, a temporary defensive position is warranted, the Fund is permitted to hold cash or invest temporarily and without limitation in U.S. government securities or money market instruments backed by U.S. government securities. The Fund’s investment objectives may not be achieved at such times when a temporary defensive position is taken.

Disclosure of Portfolio Holdings

In accordance with the Fund’s policies and procedures (“Policies”), the Fund’s transfer agent, PFPC Inc. (“PFPC”), is responsible for dissemination of information about the Fund’s portfolio holdings. Only an officer of the Fund may authorize PFPC to disclose portfolio holdings information. The Fund, together with PFPC and the Advisor (the “Service Providers”), may only disclose information concerning securities held in the Fund’s portfolios under the following circumstances:

(i)	60 days following the end of each fiscal quarter, the Fund’s full portfolio holdings will be made publicly available by the following means:

a.	The Fund shall send shareholders portfolio holdings in the Fund’s annual, semi-annual and quarterly reports, which are mailed to shareholders and posted on the Fund’s website.
b.	PFPC shall send portfolio holding to nationally-recognized rating agencies via electronic transmission.

(ii)	The Fund will also release top ten holdings on a monthly basis via the Fund’s website and written communication;

(iii)
The Fund or a Service Provider may disclose the Fund’s portfolio securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor or sub-advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Fund; or disclosure to a rating or ranking organization.

As required by the federal securities laws, including the 1940 Act, the Fund will disclose its portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Matthews India Fund

In accordance with the Fund’s Policies, third parties are required to keep confidential any information disclosed to them in accordance with the foregoing and no compensation may be received by the Fund, a Service Provider or any affiliate in connection with disclosure of such information. The Fund’s Board of Trustees will oversee disclosure under the foregoing Policies by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund’s shareholders and the Advisor or the Fund’s principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provisions of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

Matthews India Fund

Management of the Fund

Trustees and Officers

The operations of the Fund are under the direction of the Board of Trustees. The Board establishes the Fund’s policies and oversees and reviews the management of the Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Fund. The Trustees and executive officers of the Fund, their years of birth, business addresses, principal occupations during the past five years and other directorships held are set forth below. The “Fund Complex” refers to the eight Matthews Asian Funds, including the Matthews India Fund.

Name, Year of Birth, and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES
Richard K. Lyons Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Chairman of the Board of Trustees and Trustee	Since 1994	Acting Dean (since 2004) and Coleman Professor of Finance (since 1993), Haas School of Business, University of California at Berkeley; Consultant for IMF World Bank, Federal Reserve Bank and Citibank, N.A. (since 2000).	8
Director, iShares Fund Complex, consisting of iShares, Inc. (24 portfolios) and iShares Trust (over 70 portfolios) managed by Barclays Global Investors; Trustee, Barclays Global Investor Fund Complex, consisting of Barclays Global Investor Funds and Barclays Master Investment Portfolios (15 portfolios).

Robert K. Connolly Born 1932 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Trustee	Since 1994	Retired since 1990. Prior thereto: Institutional Sales Manager and Securities Analyst for Barrington Research Associates.	8	None

Matthews India Fund

Name, Year of Birth, and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee
Toshi Shibano Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Trustee	Since 2003	President, Toshi Shibano Consulting, Inc. since 1995; Adjunct Associate Professor, Columbia Graduate School of Business since 2001; Adjunct Professor, Thunderbird American Graduate School of International Management since 2000; Faculty, General Electric Corporate Leadership Development Center since 2000; Executive Education Lecturer, Haas School of Business, University of California at Berkeley since 1995.	8	None
INTERESTED TRUSTEES[2]
David FitzWilliam-Lay Born 1931 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Trustee	Since 1994	Retired in 1993. Prior thereto Chairman of GT Management, PLC, United Kingdom.	8	None
OFFICER(S) WHO ARE NOT TRUSTEES[2]
G. Paul Matthews Born 1956 Four Embarcadero Center Suite 550 San Francisco, CA 94111	President	Since 1994	Chairman and Chief Investment Officer, Matthews International Capital Management, LLC since 1991.	N/A	N/A
Mark W. Headley Born 1959 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Vice President	Since 1999
Chief Executive Officer, President and Portfolio Manager, Matthews International Capital Management, LLC since 2001; President and Portfolio Manager, 1999-2001; Portfolio Manager and Managing Director 1996-1999.
				N/A	N/A

Matthews India Fund

Name, Year of Birth, and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee
Rodney D. Yee Born 1960 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Treasurer	Since 2004
Chief Financial Officer, Matthews International Capital Management, LLC since 2004; Chief Financial Officer, Corporate Secretary and Compliance Officer, Sand Hill Advisors, Inc., 2002-2004; Controller, Firsthand Capital Management, Inc., 1998-2002.
				N/A	N/A
Manoj K. Pombra Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Chief Compliance Officer	Since 2005
Chief Compliance Officer, Matthews International Capital Management, LLC since March 2005; Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance, Franklin Templeton Investments, April 2001-March 2005; Senior Financial Reporting Manager, InfoUSA.com,
May 2000-March 2001.
				N/A	N/A
Andrew T. Foster Born 1974 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Vice President	Since 2005
Director of Research and Portfolio Manager, Matthews International Capital Management, LLC since 2003; Student at INSEAD, Fontainebleau, France; M.B.A, 2001-2002; Analyst, Matthews International Capital Management, LLC, 1998-2001.
				N/A	N/A
John P. McGowan Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Vice President	Since 2005	Chief Operating Officer, Matthews International Capital Management, LLC, since 2004; Chief Operating Officer, Treasurer, and Chief Compliance Officer, Forward Management LLC, 1998-2004.	N/A	N/A

Matthews India Fund

Name, Year of Birth, and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee
Shai Malka Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Secretary	Since 2005
Senior Manager of Fund Accounting and Operations since 2004; Manager of Fund Accounting (2003-2004, Fund Accountant (2000-2003), Matthews International Capital Management, LLC; Supervisor of Fund Accounting, SEI Investments, 1999-2000.

			N/A	N/A

1	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

2	These Trustees and officers are considered “interested persons” of the Trust as defined under the 1940 Act either because of an ownership interest in the Advisor or an office held with the Trust.

Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight management of the Trust. At least 75% of the Board members are independent of the Fund and the Advisor. Currently the Board is comprised of four individuals, one of whom is considered an Interested Trustee as defined by the 1940 Act. The remaining Trustees are referred to as “Disinterested” or “Independent” Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met one time during the four-month period ended December 31, 2004 and three times during the fiscal year ended August 31, 2004. Currently, the Board has an Audit Committee, a Nominating Committee and a Compensation Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, (currently, Messrs. Connolly, Lyons and Shibano [Chairman]). Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Fund’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Fund’s basic accounting system and the effectiveness of the Fund’s internal accounting controls. The Audit Committee met once during the four-month period ended December 31, 2004, and once during the fiscal year ended August 31, 2004.

Nominating Committee. The Board has a Nominating Committee comprised only of the Independent Trustees (currently, Messrs. Connolly [Chairman], Lyons and Shibano). Pursuant to its charter, the Nominating Committee has the responsibility, among other things, to nominate new Trustees to serve on the Fund’s Board. The Nominating Committee considers and nominates new Independent Trustees for appointment to the Board. The Committee does not accept nominations from shareholders. The Nominating Committee did not meet during the four-month period ended December 31, 2004. The Nominating Committee met once during the fiscal year ended August 31, 2004.

Matthews India Fund

Compensation Committee. The Board has a Compensation Committee comprised only of the Independent Trustees (currently, Messrs. Connolly, Lyons and Shibano [Chairman]). Pursuant to its charter, the Compensation Committee has the responsibility, among other things, to annually review and consider the compensation of the Board as well as the compensation of the Chief Compliance Officer. The Compensation Committee met once during the four-month period ended December 31, 2004. The Compensation Committee did not meet during the fiscal year ended August 31, 2004 because the Committee was then recently formed.

Security and Other Interests. As of December 31, 2004, which was before the existence and public offering of the Matthews India Fund shares, the Trustees and officers owned no shares of the Matthews India Fund. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all registered investment companies overseen by the Trustee within the same family of investment companies as the Fund, as of December 31, 2004.

Name of Director	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INDEPENDENT TRUSTEES
Richard K. Lyons	Above $100,000
Robert K. Connolly	$10,001-$50,000
Toshi Shibano	$10,001-$50,000
INTERESTED TRUSTEES
David FitzWilliam-Lay	None

As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in the Advisor or the Fund’s distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Fund’s distributor.

Shareholders’ Voting Powers

On any matter submitted to a vote of shareholders, all shares shall be voted separately by the individual Fund, except that the shares shall be voted in the aggregate and not by individual Fund when (i) required by the 1940 Act; or (ii) the Board of Trustees has determined that the matters affect the interests of more than one Fund (e.g., the election of a new member to the Board of Trustees of the Trust). Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Investment Advisory Agreement

The Fund has retained Matthews International Capital Management, LLC (the “Advisor”) to manage its assets. The Advisor has been retained by the Fund pursuant to an investment advisory agreement with Matthews Asian Funds (the “Advisory Agreement”) which has been approved by the Board of Trustees of the Fund, including the Independent Trustees. The Advisory Agreement has an initial term of two years and continues in effect from year to year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

Matthews India Fund

In approving the continuation of the Advisory Agreement at a meeting held on August xx, 2005, the Board of Trustees of the Fund (including the Independent Trustees) primarily considered, among other things, the following matters: information regarding the Advisor including information relating to the Advisor’s personnel; the nature and quality of the services provided and to be provided by the Advisor under the Advisory Agreement; the fees paid to and expenses borne by the Advisor; the Fund’s expense limitations, fee waivers, and performance relative to the Fund’s benchmark; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Advisor from the fees payable under such Advisory Agreement; and the Fund’s brokerage, related commissions, and the use of soft dollars by the Advisor; the Advisor’s commitment to ethical principles and internal compliance matters; the Advisor’s efforts to deter activities (such as market timing) that might be harmful to long term shareholder interests; and the Advisor’s other investment management activities and whether those activities created possible conflicts of interest. The Board of Trustees also considered the proposed total expenses of the Fund in comparison to other funds and whether there have been economies of scale in respect of the management of the Fund, whether the Funds have appropriately benefited from economies of scale, and whether there is potential for realization of any further economies of scale. After reviewing all the information that they deemed necessary, the Board of Trustees (including a majority of the Independent Trustees) concluded that the approval and continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Advisory Agreement may be terminated by the Trustees on behalf of the Fund or the Advisor on 60 days’ written notice without penalty. The Advisory Agreement will also terminate automatically in the event of their assignment, as defined in the 1940 Act.

Additional information regarding the Advisory Agreement may be found in the section entitled “Investment Advisory and Other Service Providers.”

Compensation

The fees and expenses of the Independent Trustees are allocated among the eight series of the Trust paid by the Funds. The following table shows the fees paid during the four-month period ended December 31, 2004 and the fiscal year ended August 31, 2004 to the Independent Trustees for their service to the Funds and the total compensation paid to the Trustees by the Fund Complex.

	Fiscal Period of 09-01-04 to 12-31-04*
Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees
Richard K. Lyons	$5,000	None	None	$5,000
Robert K. Connolly	$5,000	None	None	$5,000
Toshi Shibano	$5,000	None	None	$5,000

* The Funds changed their fiscal year-end from August 31 to December 31, effective December 31, 2004.

Matthews India Fund

	FYE 08-31-04
Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees
Richard K. Lyons	$20,000	None	None	$20,000
Robert K. Connolly	$20,000	None	None	$20,000
Toshi Shibano[1]	$15,000	None	None	$15,000

1 Mr. Shibano was appointed as an Independent Trustee of the Trust on December 31, 2003.

No officer or employee of the Advisor receives any compensation from the Funds for acting as an officer or employee of the Advisor. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. Note that neither the Trustees nor the officers of the Trust receive any pension or retirement benefits from the Funds.

Code of Ethics

The Trust and the Advisor have adopted a written Code of Ethics (the “Code”) pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder and Rule 204A-1 under the Advisers Act. The Code requires certain persons with access to investment information (“Access Persons”) to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within 2 business days of clearance. In addition, all Access Persons must report their personal securities transactions within 10 days after the end of each calendar quarter or becoming an Access Person, and file an annual statement within 45 calendar days with respect to their personal securities holdings. Access Persons and members of their immediate family are prohibited from directly and indirectly acquiring beneficial ownership in any Asia Pacific security (excluding ownership of shares of an investment company registered under the 1940 Act). Any material violation of the Code is reported to the Board of Trustees. The Board of Trustees also oversees the administration of the Code. The Code of Ethics is on file with the SEC.

The Fund’s principal underwriter has also adopted a Code of Ethics pursuant to Rule 17j-1.

Proxy Voting Policies and Procedures

The Board of Trustees of the Fund has delegated to the Advisor the authority to vote proxies of companies held in the Fund’s portfolio. Although each proxy issue will be considered individually, the Advisor generally takes the following positions pursuant to its Voting Guidelines. The Advisor generally opposes anti-takeover provisions and proposals that would result in Board entrenchment. The Advisor generally approves: (1) routine matters, including the ratification of auditors and the time and place of meetings; (2) the election of directors recommended by management, provided the Board is not entrenched; (3) limitations on charitable contributions or fees paid to lawyers; (4) confidential voting; (5) limiting directors’ liability; (6) employee stock purchase plans; and (7) establishing pension plans. The Advisor will consider the following issues on a case-by-case basis: stock compensation to directors; elimination of directors’ mandatory retirement policy; option and stock grants to management and directors; and permitting indemnification of directors and/or officers.

Mathews India Fund

The Fund’s full Proxy Voting Policies and Procedures are attached to this SAI as Appendix B.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, by visiting www.matthewsfunds.com or (2), by calling the Funds at (800) 789-ASIA [2742] and (3) on the SEC’s website at http://www.sec.gov.

Control Persons and Principal Holders of Securities

As of October 31, 2005, the Trustees and officers as a group owned less than 1% of the outstanding shares of any of the Funds.

As of October 31, 2005, no persons owned of record or beneficially more than 5% of the outstanding voting shares of the Fund. Any person owning more than 25% of the voting securities of the Fund may be deemed to have effective voting control over the operation of the Fund, which would diminish the voting rights of other shareholders.

Investment Advisory and Other Service Providers

The Investment Advisor

Currently the Trust employs only one investment advisor, Matthews International Capital Management, LLC. City National Corporation has an ownership interest of 10%-25% in the Advisor. The Hambrecht 1980 Revocable Trust (“Hambrecht”), a family trust, has an ownership interest of more than 25% in the Advisor. David FitzWilliam-Lay is an affiliated person to the Trust in that he is a Trustee of the Trust, and he is considered an affiliated person to the Advisor in that he had a previous ownership interest in the Advisor that he subsequently transferred to members of his immediate family. However, by classifying himself as “affiliated” Mr. FitzWilliam-Lay is not asserting that he has any direct or indirect beneficial interest in the transferred ownership interest of the Advisor.

The Advisor performs its duties and is paid pursuant to its Advisory Agreement with the Fund. Some of the terms of the Advisory Agreement are set by the 1940 Act, such as that after an initial two-year term, it is reviewed each year by the Board of Trustees and the Board may terminate it without penalty on 60 days’ notice.

The advisory services provided by the Advisor and the fees received by it for such services are described in the Prospectus. As stated in the Prospectus, the Advisor may from time to time voluntarily waive its advisory fees with respect to the Fund.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The terms of the Advisory Agreement provide that it will continue from year to year provided that it is approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees. The Advisory Agreement may be terminated with respect to the Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to the Fund on 60 days’ written notice to the Fund. The Advisory Agreement can only be assigned with prior shareholder approval. In the event that the Advisory Agreement is assigned without shareholder approval, the Advisory Agreement automatically terminates.

Mathews India Fund

Under the Investment Advisory Agreement, the Fund pays the following expenses:

1. the fees and expenses of the Fund’s Independent Trustees;

2. the salaries and expenses of any of the Fund’s officers or employees who are not affiliated with the Advisor;

3. interest expenses;

4. taxes and governmental fees;

5. brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities;

6. the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions;

7. accounting and legal costs;

8. insurance premiums;

9. fees and expenses of the Fund’s custodian, administrator and transfer agent and any related services;

10. expenses of obtaining quotations of the Fund’s portfolio securities and of pricing the Fund’s shares;

11. expenses of maintaining the Fund’s legal existence and of shareholders’ meetings;

12. expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses;

13. fees and expenses of membership in industry organizations; and

14. expenses related to the development and maintenance of the Fund’s Compliance Program as required by the 1940 Act.

The ratio of the Fund’s expenses to its relative net assets can be expected to be higher than the expense ratio of a fund investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Fund generally are higher than the comparable expenses of such other funds.

General expenses of the Trust such as costs of maintaining corporate existence, legal fees, insurance, etc., and expenses shared by the Matthews Asian Funds will be allocated among the Funds on a basis deemed fair and equitable by the Board of Trustees, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Mathews India Fund

The Fund pays the Advisor an annual fee as a percentage of total net assets for advisory services. Under the Advisory Agreement, the Fund pays the Advisor 0.75% of its assets if assets in the Matthews Asian Funds family are from $0 to $2 billion, 0.70% of its assets if assets in Matthews Asian Funds family are between $2 billion and $5 billion, and 0.65% of its assets if assets in the Matthews Asian Funds family are over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% if assets in the Matthews Asian Funds family are between $3 billion and $4 billion. The voluntary waiver increases to 0.03% if assets in the Matthews Asian Funds family are between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent. The Advisor may also voluntarily waive a portion of management fees, and thereby reduce expenses of the Fund, from time to time. Such waivers are not required under the investment advisory agreement and may be discontinued without notice.

Under a written agreement between Matthews Asian Funds and the Advisor, the Advisor agrees to waive fees and reimburse expenses to the Fund if the Fund’s expense ratio exceeds a level of 2%. In turn, if the Fund’s expenses fall below 2% within three years after the Advisor has made such a waiver or reimbursement, the Fund may reimburse the Advisor up to an amount not to exceed its expense limitation. This agreement will continue through at least October 31, 2006, and may be extended for an additional year thereafter.

Portfolio Managers

The following table shows information regarding other accounts managed by each Portfolio Manager of the Fund as of December 31, 2004, except as otherwise indicated in the footnotes to the table.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance

Andrew T. Foster[1] Lead Portfolio Manager of the Matthews India Fund; Co-Portfolio Manager of the Matthews Asian Growth and Income, Asian Technology and Asia Pacific Funds.	Registered Investment Companies	0	0	0	0

	Other Pooled Investment Vehicles	1	$25,527,589	0	0

	Other Accounts	0	0	0	0
Mark W. Headley[2] Lead Portfolio Manager of the Matthews Tiger, Japan and Asia Pacific Funds; Co-Portfolio Manager of the Matthews Korea, China Asian Technology, and India Funds	Registered Investment Companies	0	0	0	0

	Other Pooled Investment Vehicles	2	$12,893,104	0	0

	Other Accounts	1	$2,550,905	0	0

1 Mr. Foster was named Lead Portfolio Manager of the Matthews India Fund in October 2005. He was named Co-Portfolio Manager of Matthews Asian Growth and Income, Asian Technology and Asia Pacific Funds in January 2005.

2 Mr. Headley was named Co-Portfolio Manager of the Matthews India Fund in October 2005. He was named Lead Portfolio Manager of Matthews Pacific Tiger, Japan and Asia Pacific Funds in January 2005.

Mathews India Fund

Portfolio Manager compensation generally consists of a base salary, bonus, and equity-based compensation. Each Portfolio Manager’s base salary is determined annually by level of responsibility and tenure at the Advisor. Mr. Headley receives a bonus that is based on a percentage of the Advisor’s total assets under management in excess of certain levels. Mr. Foster receives a discretionary bonus based on two components: (1) the pre−tax investment performance of the Fund and account(s) that he manages relative to a defined peer group and relative to a benchmark index assigned to the Fund, as described in the Prospectus, or account calculated over his tenure over multiple measurement periods that eventually encompass periods of up to five years and longer; and (2) his overall contribution to the business, operations and management of the Advisor. Each Portfolio Manager owns interests in the Advisor entitling him to a portion of the Advisor’s profits or losses. Each Portfolio Manager also receives equity-based compensation through distributions of a portion of the Advisor’s revenues based on such Portfolio Manager’s respective equity ownership in the Advisor.

A Portfolio Manager’s compensation arrangement may give rise to potential conflicts of interest. A Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management; each receives equity-based compensation; and the bonuses of the Portfolio Managers relate to increases in asset levels under the Advisor’s management. The management of multiple Funds and accounts may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as Portfolio Managers must allocate their time and investment ideas across multiple Funds and accounts. A Portfolio Manager may execute transactions for the Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for the Fund or accounts may outperform the securities selected for another Fund. The Fund and the Advisor have adopted a trade management policy which they believe is reasonably designed to address potential conflicts of interest that may arise in managing multiple accounts. In addition, the management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s Code of Ethics will adequately address such conflicts.

Matthews India Fund

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund, as of June 30, 2005, except as otherwise indicated in the footnote to the table:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Andrew T. Foster
• Matthews Pacific Tiger Fund ($1-$10,000)
• Matthews Asian Growth and Income Fund ($10,001-$50,000)
• Matthews Korea Fund ($10,001-$50,000)
• Matthews China Fund ($10,001-$50,000)
• Matthews Japan Fund ($1-$10,000)
•Matthews Asian and Technology Fund ($1-$10,000)
• Matthews Asia Pacific Fund (none)

Mark W. Headley
• Matthews Pacific Tiger Fund ($50,001-$100,000)
• Matthews Asian Growth and Income Fund ($1-$10,000)
• Matthews Korea Fund ($10,001-$50,000)
• Matthews China Fund ($10,001-$50,000)
• Matthews Japan Fund ($10,001-$50,000)
• Matthews Asian and Technology Fund ($10,001-$50,000)
• Matthews Asia Pacific Fund ($50,000-$100,000)

Principal Underwriter

The Trust entered into an Underwriting Agreement dated December 31, 2000 (the “Underwriting Agreement”) with PFPC Distributors, Inc., which is currently located at 760 Moore Road, King of Prussia, PA 19406 (“PFPC Distributors” or the “Underwriter”). On August xx, 2005, the Underwriting Agreement was amended to reflect the addition of the Matthews India Fund. PFPC Distributors acts as an underwriter of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and assists in the continuous offering of shares pursuant to the Underwriting Agreement approved by the Board of Trustees. In some cases, the services for which compensation is sought are bundled with services not related to shareholder servicing, which may include distribution fees. The Advisor and the Board of Trustees have made a reasonable allocation of the portion of the fees paid to intermediaries that pay for distribution services, and the Advisor pays those fees out of its own resources. In addition, the Advisor has entered into an agreement with PFPC Distributors, which states that the Advisor, out of its own resources, will pay for all distribution services fees for the Trust.

In this regard, PFPC Distributors has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states that the Trust shall from time to time identify to PFPC Distributors as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds. PFPC Distributors is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

Mathews India Fund

Service Agreements

PFPC Inc. is currently located at 760 Moore Road, King of Prussia, PA 19406 (“PFPC” or the “Administrator”). PFPC provides certain administrative services to the Trust pursuant to an Investment Company Services Agreement (the “Investment Company Services Agreement”).

Under the Investment Company Services Agreement, PFPC: (1) coordinates with the custodian and transfer agent and monitors the services they provide to the Funds; (2) coordinates with and monitors any other third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law; (6) prepares and files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) prepares and arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of the Funds’ expenses and instructs the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Investment Company Services Agreement.

Rule 12b-1 Plan (Distribution Plan)

The 12b-1 Plan (the “Plan”) authorizes the use of the Fund’s assets to compensate parties which provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Fund, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. The Plan currently is not active but will be reviewed by the Board annually in the event that it determines it is necessary to utilize the Plan.

Administration and Shareholder Services Agreement

The Trust entered into a Shareholder Services Agreement with Matthews International Capital Management, LLC, the investment advisor to the Funds, on April 17, 1998. A new Administration and Shareholder Services Agreement (the “Services Agreement”) dated August 31, 2004 was approved by the Board of Trustees at a meeting on August 13, 2004. On August xx, 2005, the Administration and Shareholder Services Agreement was amended to reflect the addition of the Matthews India Fund. The Advisor (or its affiliate) serves as the service provider under the Services Agreement and, as such, receives any fees paid by the Funds pursuant to the Services Agreement.

Mathews India Fund

Under the Services Agreement, the Fund pays an annual administration and shareholder servicing fee to the Advisor or other service providers, as a percentage of the average daily net assets of the Fund, computed and prorated on a daily basis. Under the Services Agreement, the Fund pays 0.25% of its assets if the assets in the Matthews Asian Funds family are between $0 and $2 billion, 0.20% of its assets if the assets in the Matthews Asian Fund family are between $2 billion and $5 billion, and 0.15% of its assets if the assets in the Matthews Asian Fund family are in excess of $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% if assets in the Matthews Asian Funds family are between $3 billion and $4 billion. The voluntary waiver increases to 0.03% if assets in the Matthews Asian Funds family are between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent. Such amounts are compensation for providing certain administrative and shareholder services to current shareholders of the Funds, including: overseeing the Funds’ transfer agent, accounting agent, custodian and administrator; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by the Funds’ third-party administrator for the Trust’s Board meetings; responding to shareholder communications; coordinating shareholder mailings, which includes transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders; providing regular communications and investor education materials to shareholders, which may include communications via electronic means, such as electronic mail; providing certain shareholder services not handled by the Funds’ transfer agent; communicating with investment advisers whose clients own or hold shares of the Funds; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

Transfer Agent

PFPC Inc. (“PFPC”) is currently located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Fund. As part of these services, PFPC maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders.

Custodian

The Bank of New York, One Wall Street, New York, New York 10286 is the custodian of the Trust’s assets pursuant to a custodian agreement. Under the custodian agreement, The Bank of New York (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund’s securities, and (v) makes periodic reports to the Board of Trustees concerning each Fund’s operations.

Counsel to the Trust

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105 serves as counsel to the Trust.

Independent Registered Public Accounting Firm

____________________, __________________, __________, ____________, __________________ serves as the independent auditors of the Trust. The Independent Registered Public Accounting Firm provides audit services and assistance and consultation with respect to regulatory filings with the SEC. The books of each Fund will be audited at least once each year by ____________________.

Mathews India Fund

Brokerage Allocation and Other Practices

The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price.

In selecting and monitoring broker-dealers and negotiating commissions, the Advisor may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and other matters involved in the receipt of brokerage services generally.

The Advisor may also purchase from a broker or allow a broker to pay for certain research services, economic and market information, portfolio strategy advice, industry and company comments, technical data, recommendations, general reports, consultations, performance measurement data, on-line pricing and news services. The Fund does not engage in “directed brokerage,” or the compensation of a broker-dealer for promoting or selling the Fund’s shares by directing portfolio securities transactions to that broker or dealer.

The Advisor may pay a brokerage commission in excess of that which another broker-dealer might charge for effecting the same transaction in recognition of the value of these research services. In such a case, however, the Advisor will determine in good faith that such commission is reasonable in relation to the value of brokerage and research provided by such broker-dealer, viewed in terms of either the specific transaction or the Advisor’s overall responsibilities to the portfolios over which the Advisor exercises investment authority. Research services furnished by brokers through whom the Advisor intends to effect securities transactions may be used in servicing all of the Advisor’s accounts; not all of such services may be used by the Advisor in connection with accounts which paid commissions to the broker providing such services. In conducting all of its soft dollar relationships, the Advisor will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

The Advisor will attempt to equitably allocate portfolio transactions among the Fund and other accounts whenever concurrent decisions are made to purchase or sell securities by the Fund and other accounts. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and the other accounts. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interests of each of the clients.

Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a $0.001 par value. Shares of the Fund represent equal proportionate interests in the assets of the Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

Mathews India Fund

Each whole share is entitled to one vote as to each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. The voting rights of shareholders can be changed only by a shareholder vote.

The Fund may be terminated upon the sale and conveyance of its assets to another fund, partnership, association or corporation, or to a separate series thereof, or upon the sale and conversion into money of its assets. The Trustees may terminate or sell all or a portion of the assets of the Fund without prior shareholder approval. In the event of the dissolution or liquidation of the Fund, shareholders of the Fund are entitled to receive the underlying assets of the Fund available for distribution.

The validity of shares of beneficial interest offered by this registration statement has been passed on by Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105.

All accounts will be maintained in book entry form and no share certificates will be issued.

Purchase, Redemption and Pricing of Shares

Purchase of Shares

The shares are offered to the public through the Underwriter or through investment professionals who may charge a fee for their services.

Determination of Net Asset Value

Generally, the net asset value (“NAV”) per share of the Fund will be determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The Fund does not determine NAV on days that the NYSE is closed and at other times described in the Prospectus. However, the Fund may, under extraordinary circumstances, calculate the NAV of its shares on days on which the NYSE is closed for trading. The NYSE is closed on the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

Short-term fixed-income securities having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is first valued at its purchase price. After it is purchased, it is valued by assuming a constant amortization to maturity of any discount or premium (because the Fund is highly likely to hold the security until it matures and then receive its face value), regardless of the way of changing interest rates could change the market value of the instrument.

Mathews India Fund

Generally portfolio securities subject to a “foreign share” premium are valued at the local share prices (i.e., without including any foreign share premium) because of the uncertainty of realizing the premium and the recent trend toward the reduction or disappearance of such foreign premiums.

Trading in securities on securities exchanges in India or other countries of the Indian Subcontinent and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, securities trading in countries of the Indian Subcontinent may not take place on all business days in New York. Furthermore, trading takes place in markets of the Indian Subcontinent and in various foreign markets on days that are not business days on which the NYSE is open and therefore the Fund’s NAV is not calculated.

Securities held by the Fund may be subject to a short-term capital gains tax in India on gains realized upon disposition of such securities. Therefore, the Fund accrues a deferred tax liability for net unrealized short-term gains in excess to available carryforwards on Indian securities.

The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund’s calculation of NAV unless the Board of Trustees deems that the particular event would materially affect the NAV in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund’s shares into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets.

The Advisor has a Pricing Committee, comprised of one Trustee of the Trust, as well as certain officers of the Trust and employees of the Advisor, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of the Fund’s securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Fund. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee’s meeting.

Redemption Fees

The Funds will assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Fund and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Fund is not accepting any new accounts from intermediaries that cannot implement the redemption fee. In addition, consistent with new regulations on redemption fees, the Fund is actively discussing a schedule for implementation of the fee with these intermediaries. The redemption fee does not apply to shares purchased through reinvested dividends or capital gains.

Mathews India Fund

If you purchase shares through an intermediary, consult your intermediary to determine how the 90 calendar day holding period will be applied.

Please note that the redemption fee also applies to exchanges of shares between Matthews Asian Funds.  That is, for purposes of calculating the redemption fee, if you exchange your shares from one Matthews Asian Fund to another within 90 days of purchase, the 2.00% redemption fee will be assessed. In addition, the 90 calendar day holding period begins anew. Occasionally, when accounts are transferred from one intermediary to another, shares may not be properly aged within the new account. If you believe you have been charged a redemption fee in error, please contact your financial intermediary.

Redemption in Kind

At the organizational meeting of the Trust, the Trustees directed that the Trust elect to pay redemptions in cash as consistent with Rule 18f-1 of the 1940 Act. The Trustees further directed that Form N-18F-1 be filed with the SEC on the Trust’s behalf committing the Trust to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This means that the Trust could, if the redemption is larger than $250,000 or 1% of the net asset value of the Fund, pay a redemption with the securities held in the Fund’s portfolio. If this occurred, the shareholder receiving these portfolio securities would incur transaction charges if such shareholder were to convert the securities into cash. Due to market restrictions in certain markets, the option of the Fund to redeem in kind may be limited.

Equalization

For any of its fiscal years, the Fund may use the equalization method to allocate taxable income. Equalization allocates a pro rata share of taxable income to departing shareholders when they redeem shares of the Fund, reducing the amount of the distribution to be made to remaining shareholders of the Fund. This should contribute to the tax-efficiency of the Fund for its long-term shareholders.

Dividends and Distributions

Dividends from net investment income, if any, are normally declared and paid by the Fund in December. Capital gains distributions, if any, are normally made after October 31. The Fund may make additional payments of dividends or distributions if it deems desirable and in the best interests of shareholders at other times during the year. Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend of distribution. To the extent the Fund makes a mid-year distribution of realized capital gains, the Fund runs the risk of over-distributing because subsequent capital losses realized prior to October 31 may more than offset the amount of the distribution. An over-distribution of capital gains is in effect a return of capital. Therefore, the Fund will only make a special mid-year distribution of capital gains in circumstances where the Board of Trustees has determined that it is more likely than not to be in the best interests of shareholders generally and that the amount of the distribution is not likely to result in an unintended return of capital.

Short-term gains realized by the fund are taxed at the source as calculated by the Indian tax consultant. Taxes incurred on short-term realized gains may lower the potential short-term capital gains distribution of the Fund. Any taxes paid at the source by the Fund on short-term realized gains will be available to be included in the calculation of the Fund’s foreign tax credit that is passed through to shareholders via Form 1099-DIV. Although taxes incurred on short-term gains may lower the potential short-term capital gains distribution of the Fund, they also potentially lower, to a larger extent, the total return of the Fund as proceeds from sales are reduced by the amount of the tax.

Mathews India Fund

Taxation of the Fund

In General

The Fund has elected and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify for any taxable year, a fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund’s total assets and 10% of the outstanding voting securities of such issuer, and have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to Federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

An excise tax will be imposed on the excess, if any, of the Fund’s “required distributions” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its net capital gains recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by the Fund during October, November or December to shareholders of record during such months and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions of net investment income and net capital gains, if any, will be taxable to shareholders without regard to how long a shareholder has held shares of the Fund. Dividends paid by the Fund may qualify in part for the dividends received deduction for corporations.

The Fund will notify shareholders each year of the amount of dividends and distributions, and the portion of their dividends which qualify for the corporate dividends-received deduction or any reduced rate of taxation applicable to “qualified dividends.”

Mathews India Fund

Taxes Regarding Options, Futures and Foreign Currency Transactions

When the Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund’s accounts as an asset and as an equivalent liability. In writing a call, the amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that the Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option that the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by the Fund for the purchase of a put option is recorded in the Fund’s assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Fund at the end of each fiscal year on a broad-based stock index will be required to be “marked-to-market” for federal income tax purposes. When 60% of any net gain or loss is recognized on such deemed sales or on any actual sales, it will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain options, futures contracts and options on futures contracts utilized by the Fund are “Section 1256 contracts.” Any gains or losses on Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

Unique Foreign Tax Issues

A tax of 10% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year). There is no tax on gains from sales of equities held for more than one year and sold on a recognized stock exchange in India.

Mathews India Fund

In India, the tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is imposed on the investor. India imposes a tax on dividends paid by an Indian company at a rate of 12.5% plus surcharges. This tax is imposed on the company that pays the dividends.

Pakistan currently imposes a tax on cash dividends at rates of up to 10% and on interest income at a rate of 40%. There is currently no withholding tax on capital gains from listed shares. Sri Lanka imposes a tax of 10% on dividends and 15% on interest, but does not impose a tax on capital gains of listed shares.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable Federal or foreign tax consequences of an investment in the Fund. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes, as well as any foreign tax implications.

The foregoing discussion relates solely to U.S. investors. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities, payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to 8 years to offset future gains. Please refer to the Purchase, Redemption and Pricing of Shares section for information on how treatment of this tax affects the Fund’s daily NAV.

Other Information

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part. Each such statement is qualified in all respects by such reference.

Reports to Shareholders

Shareholders will receive unaudited semi-annual reports describing the Fund’s investment operations and annual financial statements audited by independent certified public accountants. Inquiries regarding the Fund may be directed to the Advisor at (800) 789-ASIA [2742].

Mathews India Fund

Appendix A

Bond Ratings

Moody’s Investors Service, Inc. (“Moody’s”) describes classifications of corporate bonds as follows:

“Aaa”– Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”– Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A”– Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”– Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”– Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”– Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”– Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C”– Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Mathews India Fund

Standard & Poor’s Corporation (“S&P”) describes classification of corporate and municipal debt as follows:

“AAA”– An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”– An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”– An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”– An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,”“B,”“CCC,”“CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”– An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”– An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”– An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”– An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”– The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D”– An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period.

Mathews India Fund

The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Mathews India Fund

Appendix B

MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT,  LLC
MATTHEWS ASIAN FUNDS

Proxy Voting Policies and Procedures

July 2005

I.	Introduction, General Principles and Limitations

A. As a fiduciary, Matthews International Capital Management, LLC (the “Advisor”) acts as discretionary investment adviser for various clients, including investment companies registered under the Investment Company Act and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). Pursuant to certain of its investment advisory contracts, the Advisor has been delegated the authority and responsibility to vote the proxies of its respective investment advisory clients.1

B. The Advisor understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. The Advisor believes that the following policies and procedures (the “Policies and Procedures”) are reasonably expected to ensure that proxy matters are conducted in the best interest of its clients and in accordance with the Advisor’s fiduciary duties and applicable rules under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

D. The Advisor follows these Policies and Procedures for each of its clients as required under the Advisers Act and applicable law, unless otherwise expressly directed by the client in writing. In instances where the Advisor does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, the Advisor will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from the Policies and Procedures.

1 These Policies and Procedures are adopted to ensure compliance by the Advisor with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Rule 30b1-4 and Form N-1A under the Investment Company Act of 1940, as amended, and other applicable fiduciary obligations under the rules and regulations of the SEC and interpretations of its staff.

Mathews India Fund

F. While the Advisor uses its best efforts to vote proxies, voting proxies for non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent Advisor’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the Advisor’s voting instructions.

In certain circumstances it may be impractical or impossible for the Advisor to vote proxies. For example, the Advisor may abstain from voting the client’s proxy in those circumstances (i) where it has concluded to do so would have no identifiable economic benefit to the client; (ii) when the costs of or disadvantages resulting from the voting, in the Advisor’s judgment, outweigh the economic benefits of voting; or (iii) the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). A circumstance under which the Advisor may abstain from voting the client’s proxy also include when client has loaned securities to a third party and is unable to recall the securities in sufficient time to vote the proxies by the required deadline. In addition, the Advisor may not be able to vote proxies in connection with certain holdings of securities held if the Advisor does not receive the proxy statement in time to vote the proxies or is unable to meet the requirements necessary to vote the securities.

II.	Proxy Voting Procedures

A. The Advisor will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with the Policies and Procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. The Advisor has internally designated a proxy administrator who is responsible for administering and overseeing the proxy voting process (the “Proxy Administrator”). The Proxy Administrator also will engage and oversee any third-party vendor to review, monitor and/or vote proxies.

C. The Advisor has engaged a third party service provider as its voting delegate (the “Voting Delegate”) to:

(1)	timely execute proxies received in accordance with the Proxy Voting Guidelines described in Section III and the Advisor’s special instructions that may be given from time to time;

(2)
maintain records of proxy materials received and votes cast, and any other documents relating to proxy votes required to be maintained pursuant to Rule 30b1-4 under the Investment Company Act, Form N-PX, and Rule 204-2 under the Advisers Act;

(3)	notify the Advisor of upcoming shareholder meetings and transmit votes to appropriate custodian banks;

Mathews India Fund

(4)	procure receipt of all proxy ballots;

(5)	upon request from the Advisor, provide research and analysis regarding proxy proposals;

(6)
upon request from the Advisor, deliver a quarterly statement, within 30 days of the close of the preceding quarter, setting forth a description of all proxy voting activity undertaken at the direction of the Advisor during the preceding quarter; and

(7)	provide related administrative services as may be requested by the Advisor from time to time

D. Except in instances where clients have retained voting authority, the Advisor will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to the Voting Delegate.

E. Notwithstanding the foregoing, the Advisor retains final authority and fiduciary responsibility for proxy voting.

III.	Proxy Voting Guidelines

A. The Advisor has determined that, except as set forth below, proxies will be voted in accordance with the Proxy Voting Guidelines for Non-U.S. Companies (the “Guidelines”). The Guidelines establish standing voting instructions for proxy issues. The Advisor may establish new guidelines for any issues not addressed by the Guidelines as they arise and may otherwise amend the Guidelines from time to time. Copies of such amendments will be provided promptly to the Voting Delegate.

B. In the event a proxy proposal arises that is not addressed by the Guidelines, the Proxy Administrator, in consultation with the portfolio manager covering the subject issuer (the “Portfolio Manager”), will determine how to vote the proposal; provided that there is no previously identified material conflict of interest between the Advisor and the issuer with respect to the voting of the proposal. All proxy vote determinations shall be consistent with the general principles of these Policies and Procedures and in the client’s best interest. After a proxy vote determination has been made, the Proxy Administrator or a member of the investment team will instruct the Voting Delegate on how to vote the proxy proposal. In the event the Voting Delegate does not receive any instructions with respect to the proposal, it will submit an “Abstain” vote.

C. There may be circumstances under which the Chief Investment Officer, a Portfolio Manager or other investment professional (“Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Guidelines. In such event the Investment Professional will have the authority to override the proxy voting guidelines provided that such action is in compliance with the procedures set forth in Section IV, Paragraph E.

Mathews India Fund

IV.	Conflicts of Interest

A. The Advisor’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. The Advisor may have a conflict if a company that is soliciting a proxy is a client of the Advisor, is a major vendor for the Advisor, or is an investor in the Advisor. The Advisor may also have a conflict if its personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates. Please refer to “Advisor Conflict of Interest Questionnaire” attached to these Policies and Procedures.

B. The Proxy Administrator will identify issuers with which the Advisor’s employees who are involved in the proxy voting process may have a significant personal or family relationship. A “significant personal or family relationship” is defined for this purpose as one that would be reasonably likely to influence how the Advisor votes proxies.

C. The Proxy Administrator will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

D. The Voting Delegate will vote proxies in accordance with the Guidelines. The Advisor believes that this process is reasonably designed to address material conflicts of interest that may arise between the Advisor and a client as to how proxies are voted.

E. In the event that the Portfolio Manager and Proxy Administrator determine that the voting of the proxy presents a material conflict of interest between the Advisor and the client or clients, the Advisor shall do one or more of the following: (i) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how to vote the proxy; (iii) engage another independent third party to determine how to vote the proxy, or (iv) abstain, but only if the actions described in (i), (ii) or (iii) above cannot be executed in a timely manner.

V.	Recordkeeping

The Advisor will maintain records relating to the implementation of these Policies and Procedures, including:

(1)	a copy of these Policies and Procedures, which shall be made available to clients upon request;

(2)	proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or the Voting Delegate);

(3)	a record of all votes cast (which the Voting Delegate maintains on the Advisor’s behalf);

(4)	any document prepared by the Advisor that was material to making a decision how to vote proxies or that memorializes the basis for that decision;

(5)	records of all written client requests for proxy voting information and the Advisor’s written response to any client request (written or oral) for such information.

Mathews India Fund

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years.

VI.	Disclosure

Except as otherwise required by law, the Advisor has a general policy of not disclosing to any issuer or third party how the Advisor or its Voting Delegate voted a client’s proxy.

Mathews India Fund

MATTHEWS INTERNATIONAL FUNDS

Form N-1A
Part C - Other Information

Item 23.  Exhibits

(a)	Trust Instrument and Certificate of Trust is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.

(b)	By-Laws are incorporated herein by reference to and were filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.

(c)	Not Applicable.

(d)(1)
Form of Investment Advisory Agreement between Matthews International Funds and Matthews International Capital Management, LLC, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(d)(2)
Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds on behalf of the Matthews Asia Pacific Fund, dated October 31, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(d)(3)
Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds on behalf of each series of the Trust, dated August 31, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 22 on October 28, 2004.

(e)(1)
Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated December 31, 2000, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on July 16, 2001.

(e)(2)
Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated August 15, 2003 to reflect the addition of the Matthews Asia Pacific Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(f)	Not Applicable.

(g)(1)	Custody Agreement with The Bank of New York, dated September 25, 2000 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(g)(2)
Amended Schedule II to Custody Agreement with The Bank of New York, dated August 15, 2003 to reflect the addition of the Matthews Asia Pacific Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)
Investment Company Services Agreement for Matthews International Funds with FPS Services, Inc., dated October 1, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1)(i)
Amendment to Investment Company Services Agreement dated November 11, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1)(ii)	Amendment to Investment Company Services Agreement, dated July 31, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(iii)
Amendment to Investment Company Services Agreement, dated December 30, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(iv)
Amendment No. 3 to Investment Company Services Agreement, dated October 15, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(h)(1)(v)
Amendment to Investment Company Services Agreement, dated December 1, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(h)(1)(vi)	Amendment to Investment Company Services Agreement, dated May 1, 2001, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(vii)
Anti-Money Laundering and Privacy Amendment dated, July 24, 2002 to Investment Company Services Agreement, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

(h)(1)(viii)	Amendment to Investment Company Services Agreement, dated August 1, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

(h)(1)(ix)
Amendment to Investment Company Services Agreement, dated August 15, 2003 to reflect the addition of the Matthews Asia Pacific Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)(x)
Customer Identification Services Amendment to Investment Company Services Agreement, dated October 1, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(2)(i)
Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated April 17, 1998 and as amended April 3, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

(h)(2)(ii)
Amendment to Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 15, 2003 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(2)(iii)
Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 31, 2004 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 22 on October 28, 2004.

(i)	Legal Opinion and Consent of Counsel will be filed by amendment pursuant to Rule 485(b) prior to the effective date.

(j)	Consent of Independent Auditors will be filed by amendment pursuant to Rule 485(b) prior to the effective date.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	12b-1 Plan is incorporated herein by reference to and filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(n)	Not Applicable.

(o)	Second amended and restated 18f-3 Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(p)(1)	Code of Ethics of Matthews International Funds is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(p)(2)	Code of Ethics of Matthews International Capital Management, LLC is incorporated herein by reference to and filed electronically with Post-Effective Amendment No. 14 on October 12, 2000.

(p)(3)
Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated December 15, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(p)(4)
Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated October 11, 2004, is incorporated herein by reference and was filed electronically with Post-Effective Amendment No. 23 on December 29, 2004.

(p)(5)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated May 2005, is filed herewith.

(q)(1)	Power of Attorney dated, November 14, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(q)(2)	Power of Attorney dated, January 27, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 21 on January 28, 2004.

Item 24.	Persons Controlled by or under Common Control with the Registrant

Not Applicable.

Item 25.	Indemnification

Section 10.2 of the Registrant’s Trust Instrument provides as follows:

10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Section 10.3 of the Registrant’s Trust Instrument, incorporated herein by reference as Exhibit 1 to Post-Effective Amendment No. 5, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.

In addition, Registrant currently has a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Item 26.	Business and Other Connections of Advisor:

The sole business activity of Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111 (the “Advisor”), is to serve as an investment advisor. The Advisor is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of the Advisor is as follows:

Name and Position with the Advisor	Other Company	Position With Other Company
G. Paul Matthews Chairman and Chief Investment Officer	None	N/A
Mark W. Headley President, Chief Executive Officer and Portfolio Manager	None	N/A
Rodney D. Yee Chief Financial Officer	None	N/A
Manoj K. Pombra Chief Compliance Officer	None	N/A
James E. Walter Vice President	None	N/A
John P. McGowan Chief Operating Officer	None	N/A
Andrew T. Foster Director of Research	None	N/A
Anna Schweizer Member, Board of Representatives	W.R. Hambrecht + Co 539 Bryant Street Suite 100 San Francisco, CA 94107	Director, Strategy and Business Development
Vernon C. Kozlen Member, Board of Representatives	City National Corporation City National Center 400 North Roxbury Drive Suite 800 Beverly Hills, CA 90210	Executive Vice President and Director of Asset Management Development

Item 27.	Principal Underwriter

(a)	PFPC Distributors, Inc. (the “Distributor”) acts as principal underwriter for the following investment companies as of May 18, 2005:

AB Funds Trust
AFBA 5 Star Funds, Inc.
Atlantic Whitehall Funds Trust
Highland Floating Rate Fund
Highland Floating Rate Advantage Fund
Forward Funds, Inc
Harris Insight Funds Trust
Hillview Investment Trust II
Kalmar Pooled Investment Trust
Matthews Asian Funds
Metropolitan West Funds
The RBB Fund, Inc.
RS Investment Trust
Stratton Growth Fund, Inc.
Stratton Monthly Dividend REIT Shares, Inc.
The Stratton Funds, Inc.
Van Wagoner Funds
Weiss, Peck & Greer Funds Trust
Wilshire Mutual Funds, Inc.
Wilshire Variable Insurance Trust

Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

BlackRock Provident Institutional Funds
BlackRock Funds, Inc.
International Dollar Reserve Fund I, Ltd.
BlackRock Bond Allocation Target Shares

Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

Northern Funds
Northern Institutional Funds

Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

ABN AMRO Funds

PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

(b)	The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

Brian Burns	-	Chairman, Chief Executive Officer,
Director and President
Michael Denofrio	-	Director
Nick Marsini	-	Director
Rita G. Adler	-	Chief Compliance Officer
Christine A. Ritch	-	Chief Legal Officer,
Assistant Secretary and Assistant Clerk
Steven B Sunnerberg	-	Secretary and Clerk
Christopher S. Conner	-	Vice President and
Anti-Money Laundering Officer
Julie Bartos	-	Assistant Secretary and Assistant Clerk

Bradley A. Stearns	-	Assistant Secretary and Assistant Clerk
Amy Brennan	-	Assistant Secretary and Assistant Clerk
Craig Stokarski	-	Treasurer and
Financial & Operations Principal
Douglas D. Castagna	-	Controller and Assistant Treasurer
Bruno Di Stefano	-	Vice President
Susan K. Moscaritolo	-	Vice President

(c)	Not applicable.

Item 28.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

The Bank of New York, One Wall Street, New York, N.Y. 10286

(b)/(c)
With respect to Rules 31a-1(a); 31a-1(b),(4); (2)(C) and (D); (4); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s Administrator, Transfer Agent and Fund Accounting Services Agent:

PFPC, Inc., 760 Moore Road, King of Prussia, 19406-0903.

(c)	With respect to Rules 31a-1(b)(5), (6), (9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor:

Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 26 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 10th day of August 2005.

Matthews International Funds

By /s/ G. Paul Matthews
G. Paul Matthews, President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 26 to the Registration Statement of Matthews International Funds has been signed below by the following persons on the 10th day of August, 2005, in the capacities indicated.

Signature	Capacity	Date

/s/ G. Paul Matthews	President and Principal Executive Officer	August 10, 2005
G. Paul Matthews

/s/ Rodney D. Yee	Treasurer	August 10, 2005
Rodney D. Yee

/s/ Robert K. Connolly*	Trustee	August 10, 2005
Robert K. Connolly

/s/ Richard K. Lyons*	Trustee	August 10, 2005
Richard K. Lyons

/s/ David FitzWilliam-Lay*	Trustee	August 10, 2005
David FitzWilliam-Lay

/s/ Toshi Shibano*	Trustee	August 10, 2005
Toshi Shibano

* By: /s/ James E. Walter
as Attorney-in-Fact and Agent
pursuant to Power of Attorney

MATTHEWS INTERNATIONAL FUNDS

N-1A

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(p)(5)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC dated May 2005.